Exhibit 10.53

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TURNKEY CONSTRUCTION CONTRACT
FOR THE CONSTRUCTION OF A SOLAR PARK

BETWEEN

SUNPOWER ENERGY SYSTEMS SPAIN, S.L.

As Contractor

AND

ALMURADIEL SOLAR, S.L.

as Owner

ccc

November 6, 2007

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TABLE OF CONTENTS

1.	DEFINITIONS	5

2.	PURPOSE AND SCOPE OF WORK	9

2.1	Purpose of the Contract	9
2.2	Scope of Work	10
2.3	Exclusions	11
2.4	Changes in the Scope	11

3.	COMMENCEMENT OF WORK	12

4.	PRICE AND FORM OF PAYMENT	14

4.1	Contract Price	14
4.2	Payment Milestones	16
4.3	Invoicing System and Form of Payment	17

5.	IMPLEMENTATION SCHEDULE. TESTS AND PROVISIONAL ACCEPTANCE	18

5.1	Implementation Schedule. Changes in the Deadline	18
5.2	Performance Tests and Provisional Acceptance	19

6.	OTHER OBLIGATIONS OF THE CONTRACTOR	21

6.1	Prevention of Occupational Risks	21
6.2	Obligation to Provide Access to the Site	22
6.3	Minimum Stock and Supply of Spare Parts	22
6.5	Regulatory Compliance	23
6.6	Permits and Authorizations	23
6.7	Training of the Owner’s Personnel	25
6.8	Designation of Project Director	25
6.9	Taxes and Import Duties	25
6.10	Intellectual and Industrial Property Rights	26
6.11	Cooperation	26

7.	OBLIGATIONS OF THE OWNER	26

8.	GUARANTEES	27

8.1	Solar Module Degradation Guarantee	27
8.2	Solar Module Capacity Guarantee	27
8.3	Design, Assembly and Performance Guarantee. Materials Quality Guarantee.	28
8.4	Solar Park Production Guarantee.	31
8.5	Bonds	33

9.	FINAL ACCEPTANCE OF THE SOLAR PARK	34

10.	OWNERSHIP OF THE FACILITIES AND TRANSFER OF RISK	34

11.	INSURANCE	35

12.	FORCE MAJEURE	36

13.	SUSPENSION OF THE WORK	38

13.1	Suspension by the Owner	38
13.2	Suspension by the Contractor	39
13.3	Suspension by Judicial or Governmental Authority	39

14.	TERMINATION	40

14.1	Termination for Causes Attributable to the Contractor	40
14.2	Termination by the Contractor	44
14.3	Termination due to Force Majeure	46

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15.	ASSIGNMENT AND SUBCONTRACTING	46

15.1	Assignment	46
15.2	Subcontracting	46

16.	LIABILITY AND DAMAGES	47

17.	OWNER FINANCING	48

18.	CONFIDENTIALITY	49

19.	NOTICES	50

20	LAW AND JURISDICTION	51

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ANNEXES:

ANNEX 1.-  ***

ANNEX 2.- SCOPE OF WORK. TECHNICAL SPECIFICATIONS AND TECHNICAL SPECIFICATIONS OF SUNPOWER

ANNEX 3.- IMPLEMENTATION SCHEDULE

ANNEX 4.- TEST PROTOCOLS

ANNEX 5.- MINIMUM INVENTORY AND SUPPLY OF SPARE PARTS

ANNEX 6.- MODULE DEGRADATION GUARANTEE

ANNEX 7.- FORMS OF SURETY BONDS

ANNEX 8.- AUTHORIZED EQUIPMENT AND PRINCIPAL AUTHORIZED MEDIUM-VOLTAGE SUBCONTRACTOR

ANNEX 9.-  FORM OF DIRECT AGREEMENT

ANNEX 10.- MINIMUM P.R. AND PENALTIES FOR NON-COMPLIANCE WITH THE PRODUCTION GUARANTEE

ANNEX. 11- GUARANTEED VALUES

ANNEX 12.- FORM OF LETTER TO BE SIGNED BY THE AGENT

ANNEX 13.- SITE PLAN

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In Madrid, on the 6th day of November, 2007.

APPEARING PARTIES

(A)
ALMURADIEL SOLAR, S.L. (hereinafter, the “Owner”), with a registered office at calle Núñez de Balboa, 120, 7º, 28006, Madrid and having Tax Identification Code (CIF) number B-82299587 herein represented by Mr. Juan Carlos Sirviente Rodrigo, pursuant to the powers conferred upon him pursuant to a resolution of the board of directors of the company passed on the date hereof.

(B)
SUNPOWER ENERGY SYSTEMS SPAIN, S.L. (hereinafter, the “Contractor”), with a registered office in Madrid at calle Pradillo nº 5, herein represented by Mr. Marco Antonio Northland, bearing U.S. Passport No. 047605878, in his capacity as attorney-in-fact of such entity pursuant to a public instrument executed before Mr. Ignacio Martínez Gil-Vich, a Madrid notary, on November 28, 2006, and recorded in his notarial protocol under No. 4.551.

RECITALS

(1)
The Owner is interested in promoting the installation and operation of a solar park in Almuradiel (Ciudad Real), consisting of twenty five (25) Solar Facilities having between 115 and 122 kWp of peak power and 100 kWe at the inverter.

(2)
The Contractor is dedicated to the construction and start-up of facilities of this type, and intends and has the capacity to construct the Solar Park in accordance with the specifications of this Contract.

(3)	The Owner will partially finance the payment of the Contract Price through financing to be made available to the Owner by one or more credit providers (the “Financial Institutions”).

(4)	***

(5)
Now, therefore, the Parties mutually acknowledging the legal capacity required to enter into contract and bind themselves, agree to execute this "turnkey" construction contract (hereinafter, the “Contract”) in accordance with the following:

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CLAUSES

1.	DEFINITIONS

In this Contract, the terms listed below shall have the meaning established in each instance:

-
Final Start-Up Certificate or Final Start-Up: means the governmental certificate referred to in Sections 115 c) and 132 of Royal Decree 1.955/2000, of December 1, with respect to each of the Solar Facilities and the Electrical Infrastructure, which allows for the commencement of the commercial operation thereof, including, for the purposes of this Contract, obtaining the final registration of each of such Solar Facilities and Electrical Infrastructures with the Register of Power Facilities included within the Special Regime (Registro Administrativo de Instalaciones de Producción de Energía en Régimen Especial), pursuant to the provisions of Section 12 of Royal Decree 661, which grants to the corresponding facilities the status of a production facility accepted under the special regime, in accordance with the terms of this contract.

-
Direct Agreement: the agreement executed among the Contractor, the Owner and the agent for the institutions providing financing to the Owner, for purposes of, among other things, making the payments contemplated in this Contract, pursuant to the provisions of Clause 17.

-
Scope of Work: the entirety of all services, supplies and work that the Contractor must provide under this Contract in accordance with the provisions of Clause 2.2 and the specific details contained in Annex 2.

-	Insurance Advisor: means Willis or any other insurance advisor appointed by the Financial Institutions in the context of the financing of the Solar Park.

-	Legal Advisor: means Gómez-Acebo & Pombo, S.L. Ramón & Cajal Attorneys or any other legal advisor that the Financial Institutions may designate in the context of the financing of the Solar Park

-	Technical Advisor: means Sylcom Solar or any other technical advisor appointed by the Financial Institutions in the context of the financing of the Solar Park.

-
Performance Bond: means the bond payable on demand to be delivered by the Contractor in accordance with the provisions of Clause 8.5 to guarantee the performance of its contractual obligations and which shall be effective as from delivery thereof to the Owner in accordance with the provisions of this contract until the execution of the Solar Park Provisional Acceptance Certificate.

-
Guarantee Bond: means each of the bonds payable on demand to be delivered by the Contractor in accordance with the provisions of Clause 8.5 to guarantee the performance of its contractual obligations during the Guarantee Period, which shall be effective as from the execution of the Solar Park Provisional Acceptance Certificate through the execution of the Final Acceptance Certificate.

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-	Final Acceptance Certificate (FAC): means the certificate that shall be executed by the Parties at the end of the Guarantee Period to attest to the final acceptance of the Solar Park by the Owner.

-
Solar Park Provisional Acceptance Certificate (Park PAC): means the certificate that shall be executed by the Parties concurrently with the execution of the Provisional Acceptance Certificate for the last Solar Facility forming a part of the Solar Park, to evidence the proper operation of the Solar Park as a result of the Overall Test of all Solar Facilities and the Electrical Infrastructure, as well as the Contractor’s compliance with the obligations set forth in this Contract, without prejudice to the provisions established for the Guarantee Period.

-
Solar Facility Provisional Acceptance Certificate (Facility PAC): means the certificate that shall be executed by the Parties to evidence the proper operation of the equipment as a result of the Performance Tests for each of the Solar Facilities (including the Electrical Infrastructure associated with each Solar Facility) and the Contractor’s compliance with the obligations set forth in this Contract, without prejudice to the provisions established for the Guarantee Period.  In order to issue a  Provisional Acceptance Certificate for a Solar Facility, proper operation of the General Electrical Infrastructure in order to meet the installed capacity of the Solar Facilities in operation at such time must also be verified.

-	Contractor: means SUNPOWER ENERGY SYSTEMS SPAIN, S.L. and any other company that may succeed it in its obligations in accordance with the provisions of this Contract.

-	Contract: means this contract together with the Annexes hereto. In the event of conflict between the body of this Contract and one or more of the Annexes, the body of this Contract shall prevail.

-
Maintenance Agreement: means the Maintenance Agreement entered into by the Contractor and the Owner on even date herewith, providing for the assumption by the Contractor of the maintenance work for the Solar Park upon execution of the Solar Park Provisional Acceptance Certificate.

-
Systemic Defect: is an operational failure of the Solar Facilities of the Solar Park occurring during the Production Guarantee Period that (i) is not caused by non-conforming performance of the Work by the Contractor under this Contract, the Technical Specifications, the Construction Model or the regulations applicable to the Work (in accordance with the terms of this Contract), and (ii) that

▪
is the same failure or is a failure that affects, at least: 0.5% of the solar modules, 3 or more inverters or their corresponding peripheral systems, 3 or more trackers, or 2 or more transformers (including breakers and switches) supplied by the same manufacturer for the Solar Park; or

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▪
the relevant supplier or well-known independent third party in the solar industry reports that at least 1% of worldwide production of the corresponding model of solar module, inverter, tracker or transformer is affected by the same operational failure and advises replacement thereof (in which event the Owner must receive proof in the form of delivery of a document signed by the  manufacturer or of a report from an independent third party which confirms the existence of said systemic failure with reference to the model and series of the affected equipment).

-	Business Day: means any day other than a bank holiday in Madrid and Albacete, with the express provision that Saturday is not a Business Day.

-	Financial Institutions: has the meaning set forth in the Recital (3).

-	Site: means parcels 42, 23, 24 and 11, polygon 2, in the municipality of Almuradiel (Ciudad Real), as identified in Annex 13.

-	Authorized Equipment: means the list of brands and models of the principal equipment or elements that will make up the Solar Facilities and the Electrical Infrastructures described in Annex 8 hereto.

-	Technical Specifications: means the technical conditions for executing the Work that were prepared by the Contractor and delivered to the Owner, and that make up Annex 2.

-	Delivery Deadline: means July 15, 2008.

-	***

-	***

-	Payment Milestones: means the milestones for the payment of the Contract Price, as described in Clause 4.2 below.

-
Specific Electrical Infrastructure: means the entirety of the electrical elements permitting the evacuation to the distribution grid of the electrical power produced by each of the Solar Facilities, including from the Solar Facilities to the specific transformer center for such Solar Facility.

-
General Electrical Infrastructure: means the entirety of the electrical elements permitting the connection of each of the Solar Facilities, from the specific transformer center, in order to permit the evacuation of electrical power generated by each Solar Facility to the distribution grid, including the Evacuation Line, the distribution and sectioning center (centro de reparto y seccionamiento) and supplemental elements of supervision, monitoring and data collection.

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-	Electrical Infrastructure: collectively, the General Electrical Infrastructures and the Specific Electrical Infrastructures.

-
Solar Facility: means the entirety of the electromechanical elements that allow for the generation of low voltage (“LV”) electrical power, including from the solar modules themselves, solar trackers, and inverters, to the LV meter, with a peak unit capacity of between 115 and 122 kWp.

-
Evacuation Line: the 15kV output electrical evacuation line of the distribution center of the General Electrical Infrastructure, necessary to connect such Infrastructures to the electrical line of the power distribution company (Unión fenosa) to support number 5 of line 701 of the substation in Almuradiel.

-
Change Order: means a document signed by the Contractor and the Owner pursuant to which a change is agreed upon in the Scope of Work, the Contract Price or the Execution Schedule, or any other modification, as provided in this Contract.

-
Solar Park: means the entirety of the twenty five (25) Solar Facilities having between 115 and 122 kWp of peak capacity and 100 kWe at the inverter, that must reach a total peak capacity of 2.9625 MWp, located at the Site, including the Electrical Infrastructure and any other facilities that, in accordance with the terms of this Contract, may be necessary for its Start-Up.

-
Guarantee Period: means the period between the signing of the Provisional Acceptance Certificate for the first Solar Facility until the date *** (***) years following the execution of the Solar Park Provisional Acceptance Certificate.

-	Production Guarantee Period: means the period between Start-up of the Solar Park until *** following Start-up of the Solar Park.

-
Contract Price: The price payable by the Owner to the Contractor for the performance of the obligations contained in this Contract, the amount of which is set forth in Clause 4 of the Contract.  For purposes of this Contract, the price corresponding to an individual Solar Facility shall be the amount obtained by dividing the total Contract Price by the twenty five (25) Solar Facilities.

-	Implementation Schedule: means the schedule for the implementation of the Scope of Work, which is attached as Annex 3 to this Contract.

-	Owner: means ALMURADIEL SOLAR, S.L., as well as any company subrogating to its contractual position in accordance with the provisions of this Contract.

-
Overall Test: means the test described in Annex 4, to be performed as a prerequisite to the execution of the Solar Park Provisional Acceptance Certificate to verify the proper operation of all Solar Facilities and the Electrical Infrastructure. The Overall Test will definitively verify the proper operation of the General Electrical Infrastructure to absorb the power discharged by all Solar Facilities.

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Performance Tests: means the tests described in Annex 4, to be performed as a prerequisite to the execution of each Solar Facility Provisional Acceptance Certificate to verify the proper operation of the corresponding Solar Facility and Electrical Infrastructures. Pursuant to the provisions of Clause 5.2(1), each Performance Test will be performed on a minimum of ten (10) Solar Facilities (with their corresponding Electrical Infrastructures).

-
Production Tests: means the tests that will be performed at the end of the Production Guarantee Period in order to determine compliance with the Production Guarantee set forth in Clause 8.4, following the protocols set forth in Annex 4.

-
Start-up: means, with reference to a particular Solar Facility and/or Electrical Infrastructure, the point when all of the work required by this Contract has been completed and all Performance Tests have been passed in accordance with this Contract and the Annexes hereto, the Provisional Acceptance Certificate has been executed and the Owner has received the corresponding Final Start-up Certificate (as confirmed by the Legal Advisor). Reference to Start-up of a Solar Park shall be understood to mean the point when all Solar Facilities and corresponding Electrical Infrastructures have passed the Overall Tests and comply with the above referenced requirements.

-	RD 661: Royal Decree No. 661/2007, of May 25, which regulates activities involving the production of power under special regime.

-	Subcontractors: means the subcontractors with which the Contractor subcontracts all or part of the works to be executed under this Contract.

-	Work: means the work and supplies to be provided by the Contractor pursuant to the provisions of this Contract.

2.	PURPOSE AND SCOPE OF WORK

2.1	Purpose of the Contract

The purpose of this Contract is the construction, start-up and delivery of the Solar Park to the Owner pursuant to the terms set forth in this Contract such that, upon issuance of the Final Start-up Certificate, the production of power and sale thereof to the electric distribution grid may commence, in accordance with applicable law and the Technical Specifications.

This Contract is executed as a "turnkey" contract, and the Contractor is hereby obligated to deliver to the Owner the design, construction and Start-up of the Solar Park for the fixed price and within the fixed time periods established herein, subject to the other terms and conditions set forth in this Contract.

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2.2	Scope of Work

(1)
According to the terms and conditions of this Contract, the Contractor shall carry out and shall be responsible for all of the equipment, services, supplies and work comprising the Scope of Work. The Scope of Work includes each of the following concepts, as well as all acts that, even if not expressly mentioned in this Contract or in Annex 2, are necessary for the proper operation, performance and commercial exploitation of the Solar Park, in each case in accordance with the customary usage and practices in the industry for a project having these characteristics, this Contract, the Technical Specifications, and applicable law (without prejudice to the provisions of Clause 2.4(4)):

▪	Design, engineering (basic and detailed) and required technical schedules.

▪
Execution of all aspects of the Scope of Work and the supply of all materials, elements and equipment set forth in Annex 2, and the supply of all materials necessary and appropriate to properly carry out the Scope of Work.

▪	Performance of inspections, inventory of materials, performance controls, tests and other analyses required under applicable law and in accordance with the technical specifications and this contract.

▪	Transportation to the Site of all materials, equipment, utilities, spare parts, consumables and machinery for which the Contractor is responsible under the Contract.

▪	Direct and indirect labor necessary to carry out the Scope of Work and all costs and social charges associated with such labor.

▪	Demolition and dismantling of the provisional facilities not required by the Owner and conditioning and cleaning of the Site following issuance of the Solar Park Provisional Acceptance Certificate.

▪	Maintenance, protection, security, custody and conservation of the equipment installed or stored at the Site up to the signing of the Solar Park Provisional Acceptance Certificate.

▪
Preparation and delivery to the Owner of all documentation within the scope of this Contract, sufficiently in advance for the utilization thereof by the Owner. In particular, the delivery of the documentation and manuals set forth in Annex 2.

▪	***

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▪	Training of the Owner’s personnel in the operation and maintenance of the materials and equipment acquired in accordance with the terms of Clause 6.7 of this Contract.

▪
Construction of all necessary auxiliary facilities, their maintenance, cleaning and security during the performance of the Work, including that performed in compliance with the regulations for the Prevention of Occupational Risks and the Social Security and Health Plan (Prevención de Riesgos Laborales y el Plan de Seguridad y Salud); as well as the demolition or dismantling of any temporary facilities not required by the Owner and the conditioning and clearing of the Site following the issuance of the Solar Park Provisional Acceptance Certificate.

▪	Supply of spare parts pursuant to the provisions of Clause 6.3.

▪
Provision of material and human resources required to comply with the regulations for the Prevention of Occupational Risks and the Social Security and Health Plan, as well as the creation of the Social Security and Health Plan.

2.3	Exclusions

The Scope of Work for this Contract shall not include amounts associated with the purchase or lease of land or easements, or the payment of concessions or any other amounts owed in respect of surface rights to the Site where the Solar Park will be built. Further, it does not include the services associated with the obligations assumed by the Owner in Clause 7, the selection and hiring of personnel by the Owner or the costs and liabilities arising from the selection and hiring of third parties by the Owner for performance of the work consisting of safety and health coordination, or the supervision, external inspection, security, and quality control of the Contractor’s work, including the Technical Advisor.

2.4	Changes in the Scope

(1)
Under no circumstances may the Parties make any changes to the Scope of Work contemplated by this Contract (of any kind, whether for expansions, reductions or changes to any portion of the work and/or the items supplied under this Contract), unless a Change Order has previously been signed.

(2)
At any time prior to Provisional Acceptance, the Owner may propose a change to the Scope of Work by sending the Contractor a notice describing the nature and scope of the change. Upon receipt of such notice, the Contractor must send to the Owner, within a maximum period of ten (10) Business Days, a communication that includes a complete proposal for the changes in the Contract Price, deadlines and form of payment, or any other changes that may be necessary in connection with the changes proposed by the Owner. This communication shall also include a reasoned explanation of the grounds and/or criteria used for the calculation of the new Contract Price and/or deadline. However, the Contractor recognizes that in accordance with the Direct Agreement, the approval of the Financial Institutions is an essential requirement for the validity of the changes.

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(3)
Without prejudice to the terms of the Direct Agreement, the Contractor may, at any time during the performance of the Contract, propose changes to the Scope of Work that it deems necessary or appropriate to improve the quality, efficiency or safety of the Solar Park or the facilities or supplies that make up the Solar Park. The Owner, at its discretion, may approve or reject the changes proposed by the Contractor.  The Parties will execute a Change Order in the event that the modifications are approved by the Owner.

(4)
In addition, upon the entry into force, promulgation, derogation or change of any mandatory legal provision after the execution of this Contract that affects the Work, the Parties shall sign a document governing the changes that must be made to the purpose of this Contract.

(5)
The Owner and the Contractor shall negotiate in good faith the effects on the deadlines agreed to under this Contract that might occur as a result of the changes requested within the context of the provisions of this Clause. In any event, the prices applicable to any change in the Scope of Work shall consist of the costs of the additional work or supplies arising therefrom (reasonably justified to the Owner) plus ***% as the Contractor’s margin.

3.	COMMENCEMENT OF WORK

(1)
The Parties agree that the payment by Owner of the amount set forth in Clause 4.2(i) and the delivery by the Contractor of the Performance Bond and the Corporate Guarantee are subject only to the delivery by the Owner to the Contractor of a letter signed by the Financial Institutions in the form of Annex 12 confirming the availability of the financing. The payment by the Owner of the amount in accordance with Clause 4.2(i) and the delivery of the Performance Bond and the Corporate Guarantee by the Contractor must be made concurrently on a date between the sixth (6th) and ninth (9th) Business Day following the date the Owner notifies the Contractor that the agreed conditions are satisfied. The date the Owner pays the amount pursuant to Clause 4.2(i) to the Contractor and the Contractor delivers the Performance Bond and the Corporate Guarantee shall be hereinafter referred to as the “Condition Satisfaction Date.”

(2)	By executing this Contract, the Owner hereby represents to the Contractor as follows:

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(i)
It has obtained all authorizations and licenses necessary for the commencement of construction for the Solar Park, except those that are intrinsic to the construction itself and that are the responsibility of the Contractor in accordance with the terms of Clause 6.6 (having delivered to the Contractor a copy of those that are the responsibility of the Owner). For purposes of clarification, the Owner has obtained the municipal licenses for the work and related activities (to the extent necessary), as well as the administrative authorization, the approval of the Electrical Infrastructures Plan and the interconnection point of the Solar Facilities and has delivered to the Contractor a confirmation issued by the Council for the Environmental and Rural Development (Consejería de Medio Ambiente y Desarrollo Rural) of Castilla La Mancha that an Environmental Impact Statement is not required with respect to any of the Solar Facilities of the Solar Park; and

(ii)	The Site is fully accessible and available for the commencement of Work.

(3)
In the event that (a) the letter relating the financing described in subsection (1) has not been delivered by November 23, 2007, or (b) the Condition Satisfaction Date has not occurred by the tenth Business Day following the date the Owner delivered such letter to the Contractor, the Contractor and the Owner may terminate the Contract by delivery to the other Party of a notice setting forth its desire to terminate the Contract, and the Parties shall be released from all obligations assumed with respect thereto.  The foregoing shall be without prejudice to the purchase orders or requests that the Parties, or companies belonging to their groups, shall have already made or agreed to, as of or following the execution of this Contract. Such purchase orders or requests shall continue in force and effect in accordance with their terms unless the Owner elects to cancel them, in which case the Owner shall pay the Contractor any cancellation costs that the Contractor or any company in its group must pay to any distributor or manufacturer with respect to such orders.

However, the Contractor may not terminate the Contract if the Owner has confirmed its intention and ability to make the payment described in Clause 4.2(i) and the Condition Satisfaction Date has not have occurred due to the Contractor’s failure to deliver the Performance Bond and the Corporate Guarantee.

(4)	Subject to paragraph three of this section, the Contractor represents that, prior to the execution of this Contract, it has studied the sub terrain, surroundings and access thereto.

Further, subject to paragraph three of this section, The Contractor represents that the Site is adequate and sufficient for the performance of the Work, and that the Contractor is aware of and accepts all the risks and contingencies of the Site that may affect the performance of the Work, including, without limitation, climate conditions (including wind, snow, frost, rain, etc.), hydrographic, hydrological, geotechnical and seismic conditions, any toxic waste or archeological sites that may appear at the Site and in general any other physical, natural or artificial circumstances of the Site and the subsoil thereof. Consequently, the Contractor waives any claim to any supplement to the price of the Contract for an increase in work, delay therein, or additional cost of any kind, and any claim to any extension in the Delivery Deadline or the intermediate deadlines for the Work arising from the Site conditions referred to in this Clause.

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Representations contained in the previous paragraphs regarding the adequation of the Site for the performance of the Work shall be subject to the Contractor receiving the definitive geotechnical report on the Site in the five (5) days following signature of this Contract. Upon receipt of such report by the Contractor, the Parties shall sign a document declaring the Site adequate or, if applicable, agreeing the necessary amendments to the Scope of Work and/or the Contract Price on the basis of contingencies arisen from the report. As from the signature of such document, representations contained in this section shall be fully valid and binding for the Contractor. Notwithstanding the above, the Contractor accepts that, in case the geotechnical report concludes that the Site conditions are equivalent to those of the report for the site where is going to be built a solar park according to an agreement signed on the date hereof between the Contractor and Naturener Solar Tinajeros, S.L., the Site will be deemed adequate, the Contractor not being entitled to claim any amendment to the Scope of Work and/or Contract Price.

The Contractor recognizes that the Owner is carrying on the necessary steps to extend the Site to other adjacent properties in order to improve the Solar Park performance. In case that the Owner deliver to the Contractor before December 31, 2007 all the necessary licenses and rights over the properties to extend the Site to such properties, the Contractor shall be entitled to build the Solar Park in those adjacent properties for the same Contract Price and within the terms set forth in this Contract. However it is up to the Contractor to build the Solar Park in the adjacent properties, the Contractor recognizes that the extension of the Solar Park to those properties may improve the Solar Park performance so that it undertakes to make its best efforts to reconfigure the Solar Park and choose for the extension of the park to those properties.

For the sake of clarity, the Parties expressly agree that the discovery of archeological ruins at the Site shall be considered an event of Force Majeure in accordance with the terms of the Contract, with application of the provisions of Clause 12.

4.	PRICE AND FORM OF PAYMENT

4.1	Contract Price

(1)
The Contract Price payable by the Owner to the Contractor in consideration for the works to be performed by Contractor under this Contract shall be *** Euros. This amount shall be increased by an amount corresponding to Value Added Tax (VAT) pursuant to applicable law at any given time. The Contractor hereby acknowledges and agrees that the Contract Price is a lump-sum, fixed, and final price, and is not subject to any change or revision whatsoever on the basis of any changes in the prices of labor, materials, equipment, exchange rates or any other similar items, including a change in any taxes levied on the scope of the work.

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(2)
The Contract Price includes all the costs and expenses associated with the Contractor’s performance of work under the Contract, including those specifically set forth in the Scope of Work. The Contract Price shall be deemed to include, by way of example:

▪
taxes, fees, industrial- and intellectual-property royalties on the equipment supplied, Social Security and other encumbrances upon the supplied equipment and materials in their country of origin or destination, including, if applicable, the rights of free circulation in the European Union and any other tax with respect to the importation of the Equipment and the performance of the Work, except for the VAT on the actual Contract Price. For purposes of clarification, the Price does not include legalization fees or costs for permits and authorizations, which are the responsibility of the Owner.

▪	payroll costs and the cost of equipment required for the Contractor’s performance of the Work or to ensure the protection, security and proper performance thereof.

▪	the cost of any insurance that must be taken out by the Contractor pursuant to Clause 11.

However, the Parties agree that the prices of the perimeter fences and the monitoring system (Scada) of the tracker hubs (cajas de concentración de los seguidores) are not included in the Contract Price and therefore, the inclusion thereof in the Scope of Work shall be conditioned upon the Contractor’s delivery to Owner, prior to November 23, 2007, of an offer to perform such works and the issuance of a Change Order agreeing to a new Contract Price that includes such items.

Likewise, the Owner recognizes that the Technical Specifications contained in Annex 2 are subject to the prior verification by the Contractor within the seven (7) Business Days following the signature of this Contract. In case such Technical Specifications contained essential differences with regard to the technical conditions contained in the technical specifications attached as Annex 2 to the construction agreement entered into between the Contractor and Naturener Solar Tinajeros, S.L. on the date hereof, the Parties shall mutually agree the amendments (including amendments to the Contract Price) arising from such differences before November 23, 2007. Notwithstanding the above, the Contractor recognizes that the Owner shall be entitled to ask for the execution of Work according to the Contractor’s offer, reserving the right to discuss later the essential character, the origin or the contents of the amendments proposed by the Contractor following the procedure set forth in Clause 20.

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(3)	In the event of changes in the Scope of Work agreed to pursuant to the provisions of this Contract, the price agreed to in the corresponding Change Order shall apply.

(4)
Without prejudice to the foregoing, in consideration for the maintenance and security tasks to be performed by the Contractor prior to the execution of the Solar Park Provisional Acceptance Certificate, the Owner shall pay to the Contractor (in addition to the Contract Price), the portion of the price contemplated in the Maintenance Agreement that is equivalent to the percentage representing the Solar Facilities that have obtained a Provisional Acceptance Certificate with respect to all Solar Facilities contemplated by this Contract.

4.2	Payment Milestones

The Contract Price shall be paid by the Owner to the Contractor pursuant to the payment schedule set forth below (each of the milestones set forth below shall be deemed a “Payment Milestone”):

(i)	On the Condition Satisfaction Date, an amount equal to ***% percent of the Contract Price, i.e., *** euros, upon delivery of the Performance Bond by the Contractor.

(ii)
Based on the monthly progress of the civil works involving earth moving, leveling and foundation laying, measured as 100 kWe Solar Facilities whose foundations are completed, the Owner will pay up to a maximum of *** percent (***%) of the Contract Price, i.e., *** euros, upon presentation of the respective invoices by the Contractor.

(iii)
Upon each delivery to the Site of the module supports, inverters and trackers of each Solar Facility and presentation of the corresponding invoices not earlier than two (2) months prior to the dates indicated in the Implementation Schedule, the Owner shall pay up to a maximum of *** (***%) percent of the Contract Price corresponding to such Solar Facilities.

(iv)
Upon each delivery of the solar modules of each Solar Facility to the Site and upon presentation of the corresponding invoices not earlier than the dates indicated in the Implementation Schedule, the Owner shall pay up to a maximum of *** (***%) percent of the Contract Price corresponding to such Solar Facilities.

(v)
Based on the monthly progress of the mechanical assembly of the module supports, solar trackers and the modules mounted thereon, as well as the installation of the inverters and the transformer center, measured as Solar Facilities of 100 kWe whose facilities up to the transformer center have been completed, the Owner will pay up to a maximum of *** (***%) percent of the Contract Price, upon presentation of the respective invoices.

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(vi)
Upon the execution of each Provisional Acceptance Certificate for a Facility, the Owner shall pay *** (***%) percent of the Contract Price corresponding to such Solar Facility (together with the remaining portion of the Contract Price, if any, that was not previously paid and that corresponds to Work completed by the Contractor under this Contract in respect of such Solar Facility). The last Solar Facility payment shall be made concurrently with the execution of the Solar Park Provisional Acceptance Certificate.

4.3	Invoicing System and Form of Payment

(1)
Once the Contractor deems that a Payment Milestone has been achieved, the Contractor shall give written notice thereof to the Owner and the Technical Advisor, attaching thereto the invoice and any documentation that may be necessary to demonstrate achievement of the corresponding Payment Milestone (including, for this purpose, all of the documentation that must be furnished by the Contractor to the Owner at any time, pursuant to the provisions of Annex 2).

(2)
Within fifteen (15) Business Days following receipt of the above-mentioned notice, the Owner and the Technical Advisor shall confirm the achievement of the corresponding Payment Milestone. Within such period, the Owner and the Technical Advisor shall communicate in writing to the Contractor: (i) their agreement that the corresponding Payment Milestone has been achieved, in which case the Owner and the Technical Advisor shall provide documentary confirmation by approving the corresponding invoice, or (ii) that the Payment Milestone has not been fully achieved, in which case the Owner and/or the Technical Advisor must specify in  writing to the Contractor a detailed and reasoned explanation of the work pending performance in order for the Payment Milestone to be deemed to have been achieved.  In the event that the Owner and/or the Technical Advisor fail to respond to the Contractor within the above-mentioned period of fifteen (15) Business Days, due solely to the failure of the Contractor to provide all documentation required to verify achievement of the Payment Milestone, the Owner and the Technical Advisor agree to request the same within the above period of fifteen (15) Business Days. The Owner and the Technical Advisor will be allotted another ten (10) Business Days to issue their response, counting from the date of receipt of all requested documentation.

(3)
If the Owner and/or the Technical Advisor do not agree that a Payment Milestone has been achieved, the Owner shall be entitled to return the corresponding invoice until the Contractor has completed the work in accordance with the provisions of this Contract. However, if the Parties agree that the disagreement involves only part of the work included in the Payment Milestone, the Owner shall pay the invoice amounts corresponding to the work not affected by the dispute, with the rest remaining subject to full performance and delivery by the Contractor in accordance with the terms of this Contract.

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(4)
If, following the period referred to in subsection (2) above, the Owner and/or the Technical Advisor have not responded, the Contractor may send a demand notice to the Owner and the Technical Advisor communicating such fact and allowing an additional period of five (5) Business Days for confirmation of their agreement or disagreement as to the achievement of the respective Payment Milestone. If, upon expiration of such period, the Owner and/or the Technical Advisor still have not responded, achievement of the Payment Milestone shall be deemed accepted by the Owner and the Technical Advisor.

(5)
Under no circumstances shall the Owner’s or the Technical Advisor’s agreement to a Payment Milestone imply acceptance of the Work associated therewith, which acceptance shall in any event remain conditioned upon passing the Performance Tests and executing the respective Provisional Acceptance Certificate and, ultimately, the Final Acceptance Certificate.

(6)
Payments shall be made by the Owner to the Contractor via bank transfer to the bank account designated by the Contractor within *** Business Days following the date on which the Owner accepted the corresponding Payment Milestone (or on the date on which the Payment Milestone was deemed accepted by the Owner, in accordance with subsection (4) above). On an exceptional basis, the payment corresponding to the first Payment Milestone shall be paid by the Owner on the Condition Satisfaction Date (with respect to such payment, approval of a Payment Milestone by the Contractor and the Owner pursuant to the above provisions is not required) .

5.	IMPLEMENTATION SCHEDULE. TESTS AND PROVISIONAL ACCEPTANCE

5.1	Implementation Schedule. Changes in the Deadline

(1)
The Contractor hereby undertakes to perform the Work in accordance with the Implementation Schedule attached hereto as Annex 3, such that the Solar Park shall have all technical attributes required for issuance of the Final Acceptance Certificate (and the same has been requested in accordance with Clause 2.4) no later than the Delivery Deadline.

(2)
The dates for performance specified in the Implementation Schedule and, in particular, the Delivery Deadline, are fixed and final, and may not be postponed, and the performance deadlines may not be extended, except under the following circumstances:

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(i)	due to agreed-upon changes in accordance with the provisions of Clause 2.4, provided that such changes include an extension of the deadlines;

(ii)
due to a breach by the Owner giving rise to a delay in the Work (including, specifically, delays in procuring authorizations and licenses for which it is responsible), provided that such breaches are not attributable to actions, omissions or breaches by the Contractor;

(iii)	suspension of the Work in accordance with the provisions of Clause 13, except in the event of suspensions attributable to the Contractor; or

(iv)	the occurrence of an event of Force Majeure that reasonably justifies an extension of the deadlines established in the Implementation Schedule.

(3)
The Contractor must inform the Owner of the alleged facts or causes, in writing and within a maximum period of ten (10) Business Days after the Contractor becomes aware thereof, and the communication must be accompanied by all available information and data on such date that substantiate such facts and the consequences thereof on the Work, the extension (if such extension can be determined) proposed by the Contractor, and a detailed explanation of the measures adopted to mitigate the consequences thereof.

The Owner may request any additional information that it deems reasonably necessary to analyze the request and shall make a decision thereon as soon as possible, but in any event no later than fifteen (15) days after receipt of such communication from the Contractor or receipt of the documentation required to evaluate the circumstances, if later.  If the Owner accepts the extension proposed by the Contractor, the Parties shall issue a Change Order confirming the changes to the Implementation Schedule.

5.2	Performance Tests and Provisional Acceptance

(1)
Upon completion of the construction of a group of at least ten (10) Solar Facilities, or of the Solar Park, the Contractor shall notify the Owner so that, within a maximum period of seven (7) Business Days, the Performance Tests or the Overall Test may be commenced . All Tests shall be conducted in accordance with the Test procedures and protocols attached hereto as Annex 4.  The Contractor agrees that the Performance Tests and the procedures set forth in this Clause shall begin only when at least ten (10) Solar Facilities are ready for provisional acceptance.

(2)
Once the Owner and the Technical Advisor have verified that the Performance Tests (or, if applicable, the Overall Test) have been passed in accordance with the standards set forth in this Contract and that the Owner has received all documentation set forth in the Scope of Work, the Contractor and the Owner shall execute the corresponding Provisional Acceptance Certificate for the Solar Facilities delivered or the Provisional Acceptance Certificate for the Solar Park, as applicable, provided that the following conditions have been met:

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a)	The Work corresponding to the applicable Solar Facilities, or, if applicable, the Solar Park, has been satisfactorily completed.

However, if the Performance Tests or the Overall Test have been passed and the remaining conditions specified in this Clause have been met with certain punch list items still pending, the Owner shall sign the corresponding Provisional Acceptance Certificate, acknowledging, in an attached document, the existence of the punch list items and setting a period of thirty (30) Business Days for completion thereof, or another longer period of time agreed by the Parties. If such punch list items have not been completed by the Contractor at the conclusion of the specified time period, the Owner may, at its discretion, (i) demand the completion thereof, or (ii) perform such work itself or through third parties, deducting the direct costs of such punch list items from what is owed to the Contractor, or enforce of the bonds delivered pursuant to this Contract.

The term “punch list items” shall be understood to refer to those tasks pending execution by the Contractor for which the work pertaining to such Work has been completed within the time periods specified in this Contract that do not affect the operation, production or output of the Solar Facilities or the Electrical Infrastructure.

b)	All of the documentation that the Contractor must submit in accordance with the provisions of Annex 2 has been submitted to the Owner;

c)	The spare parts specified in Clause 6.3 have been made available to the Owner;

d)	With respect to the Solar Park Provisional Acceptance Certificate, the Contractor has delivered to the Owner the Guarantee Bond in the amount specified in Clause 8.5; and

(3)
The deadlines granted to the Contractor for completion of pending punch list items upon execution of a Provisional Acceptance Certificate shall not be considered an extension of the deadlines set forth in this Contract, and the Contractor shall indemnify the Owner for any damages that the Owner may incur as a result thereof pursuant to Clause 5.2(a) above.

(4)
In the event that the Owner does not execute the Provisional Acceptance Certificates for the respective Solar Facilities  (or, if applicable, the Solar Park) within seven (7) Business Days of verifying compliance with the stipulated requirements, the Contractor may request in writing that the Owner execute the respective Certificate within an additional period of five (5) Business Days. If the Owner has not executed the new Provisional Acceptance Certificates for the Solar Facilities  (or, if applicable, the Solar Park) within said period, the conditions required in this clause for execution of the corresponding Certificate have been satisfied, it shall be understood that provisional acceptance has been achieved, except to the extent discrepancies exist as to the performance of the conditions required by the same, in which event the Parties shall submit the matter to arbitration in accordance with the provisions of Clause 20 (2).

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(5)
Within thirty (30) days following the execution of the Solar Park Provisional Acceptance Certificate, the Contractor must: (i) remove from the Site any material used in the construction, as well as any equipment, machinery, tools, vehicles and temporary structures that are not necessary during the Guarantee Period; (ii) clean the Site and remove any debris or waste; and (iii) deliver the “As Built” Plans for the Solar Park.

6.	OTHER OBLIGATIONS OF THE CONTRACTOR

6.1	Prevention of Occupational Risks

(1)
The Contractor shall be obligated, in compliance with current legislation, to perform the works under this Contract in such a way as to ensure the safety of workers, and to apply the preventive activity principles set forth in Law 31/1995 and its implementing regulations.  Accordingly, the Contractor shall be responsible for designing the construction process in accordance with the provisions of Royal Decree No. 1627/1997, which establish minimum safety and health provisions for construction work, and in its the other implementing or supplemental regulations, such that the safety of the activities that are performed simultaneously or consecutively is ensured, and the safety of third parties present in the vicinity of the work site is also ensured.

(2)
In particular, as part of the scope of this Contract, the Owner has prepared a Safety and Health Study, and furthermore, in compliance with the provisions of Royal Decree No. 1627/1997, the Contractor must prepare a Workplace Safety and Health Plan, both specifically for the work provided for within the scope of this Contract. The Contractor hereby represents that they contain, or will contain, all requirements of such Royal Decree and its implementing rules and regulations (including the provisions of the autonomous communities that apply, if any).

(3)
Furthermore, the Owner (at the request of the Contractor) shall appoint a safety and health coordinator, who shall have the obligations set forth in Royal Decree 1627/1997, and who shall be responsible for ensuring that all of personnel of the Contractor, the Subcontractors and of the suppliers of equipment or materials under this Contract comply with the safety requirements established in current legislation. Both the Owner and the Contractor shall be obligated to respect and comply with their respective obligations, as imposed by Royal Decree 1627/1997 and other applicable rules and regulations.

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(4)
The Owner reserves the right to evaluate security during the construction period.  This does not imply that Owner has assumed responsibility with respect to security measures taken or the preparation of documentation or the content of such documentation referred to in this Clause, without prejudice to the obligations and responsibilities under law that attach as a result of Owner’s capacity as a developer. To this effect, the Contractor shall provide to the Owner all documentation that Owner may reasonably require in order to confirm the performance of the obligations set forth in this Clause.

(5)
For clarification purposes, in no event shall the Contract Price be increased if, as a result of a security check, legal review or technical risk review, the Contractor is required to take additional measures designed to guarantee compliance with applicable rules and regulations for the prevention of occupational risks.

6.2	Obligation to Provide Access to the Site

The Contractor hereby undertakes to provide to the Owner access to the workshops, warehouses and sites where the Contractor or Subcontractors are performing work, tests or trials; manufacturing equipment; or storing materials for the construction, assembly and Start-up of the Solar Park, provided that the Owner has so requested in writing reasonably in advance and that the visit causes the least possible interruption of the performance of the work by the Contractor, and further provided that the Owner agrees to honor all reasonably necessary confidentiality measures and to respect security measures in force at the Site. The Contractor also undertakes to ensure that the Subcontractors grant access to the Owner under the terms of this subsection, for which purpose the Contractor shall include in the contracts to be entered into with the Subcontractors an obligation imposed upon them consistent with the provisions of this subsection.

6.3	Minimum Stock and Supply of Spare Parts

At the time of execution of the Solar Park Provisional Acceptance Certificate, The Contractor shall maintain a minimum stock of spare parts in accordance with the provisions of Annex 5. Such minimum stock shall be maintained at all times until the execution of the Final Acceptance Certificate, for which purpose the Contractor undertakes to replace any material or equipment used during such period as promptly as reasonably possible.

Further, Contractor shall be responsible for providing, upon the Owner’s request, spare parts (in particular, modules, inverters and trackers, identical or similar to those covered by this Contract, in accordance with the terms of Annex 5) necessary for the proper operation and maintenance of the Solar Park in accordance with the terms of Clause 8.3.2(8) below.

6.4           Quality Control

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The Contractor must perform a quality control inspection of the modules, using standards for acceptance and rejection and testing and measurement protocols that are acceptable to the Technical Advisor.  For these purposes, the Contractor must inform the Technical Advisor of the quality control inspections that it is going to use in the performance of this Agreement, and detail the respective acceptance and rejection standards and testing and measurement protocols, such that the Technical Advisor can approve the same prior to the date on which such modules are expected to be received under this Contract.

Once the Technical Advisor has verified the quality control inspection procedures, the Contractor shall follow such quality control inspection procedures for all modules received under this Contract, except with respect to those which are subject to another quality control inspection that has been expressly approved by the Technical Advisor in writing.

6.5	Regulatory Compliance

(1)
The Contractor undertakes to observe and comply with the regulations applicable to the performance of the Work, subject to the provisions of subsection (3) below.  In particular, the Contractor must ensure compliance with regulations regarding classified activities, safety, health, and environmental protection.  In particular, the Contractor shall be the only responsible party for compliance with applicable law and regulations with respect to (i) ***, and (ii) environmental protection during the period of manufacture, construction, erection and Tests until the Solar Park Provisional Acceptance Certificate has been executed.

(2)
The Contractor represents that it is current in the payment of wages and Social Security contributions for the professionals hired by the Contractor to perform the services covered by this Contract. Accordingly, the Contractor agrees to show to the Owner all documents that the Owner may reasonably request evidencing compliance with wage, tax and Social Security obligations (including, without limitation, certificates of good standing and compliance with tax obligations and the TC1 and TC2 Social Security dues bulletins).

(3)
In the event of any change in the applicable rules and regulations after the date on which this Contract is signed, the Parties shall proceed in accordance with the provisions of Clause 2.4(4) above. In the event that either Party does not sign the applicable change document, the Contractor shall continue to perform the work in compliance with the rules and regulations previously in force, and shall not assume any responsibility for any breach of the applicable new rules and regulations.

6.6	Permits and Authorizations

(1)
***.  Further, both parties agree to follow the joint application procedure provided for in the last paragraph of subsection 1 of Section 12 of RD 661 and subsection 1 of Section 11 of Decree 299/2003, of November 4, of Castilla-La Mancha, such that the applications for the certificate relating to start-up and the definitive registration of the Solar Facilities and the Electrical Infrastructure shall be made jointly. The Parties recognize that making such joint application is an essential element for both Parties.  Such application shall be submitted by the Contractor before the Delivery Deadline, although in such submission (a) it shall be the responsibility of the Contractor to provide all information and documentation necessary to apply for the start-up certificate referred to in Sections 115 c) and 132 of Royal Decree 1.955/2000, of December 1, and (b) it shall be the responsibility of the Owner to provide all information and documentation necessary to apply for the definitive registration of the Solar Facilities and the Electrical Infrastructure with the Administrative Register of Solar Facilities Producing Power included within the Special Regimen, in accordance with the terms of Section 12 of RD 661. Once presented, the handling of the applications for the start-up certificate and the definitive registration of the Solar Facilities and the Electrical Infrastructure shall be the responsibility of the Owner, without prejudice to the Contractor’s obligation to cooperate with the Owner in all respects in accordance with the terms of Clause 6.11.

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(2)	For clarification purposes:

(i)
if, due to causes attributable to the Contractor, the application for the Final Start-up Certificate is not presented in accordance with subsection (1) above with respect to one or more Solar Facilities or to the Solar Park on or before the Delivery Deadline, and/or

(ii)
prior to September 29, 2008, the Owner has not have obtained the Final Start-up Certificate as a result of design defects, defective or inadequate equipment or performance of the Work or of defects, imprecision or omissions in the documentation or in the technical information delivered by the Contractor, the Owner shall have the right to terminate the Contract in accordance with the terms of Clause 14.1. Notwithstanding the foregoing, the Owner may not terminate the Contract and the Contractor shall not be held responsible for the consequences occurring as a result of the failure to obtain the Final Start-up Certificate, if this failure was due to (i) the Owner’s failure to deliver, or incomplete delivery, of the documentation which Owner was required to furnish in connection with the application for the Final Start-up Certificate (although the Contractor recognizes that the Owner shall not be responsible for failure to provide documentation required by Section 12 of RD 661 when such documentation could not be obtained as a result of the failures, imprecision or omissions contemplated in subsection (ii) above), or (ii) the failure to request, late request or failure to obtain such permits and authorizations that are not the responsibility of the Contractor pursuant to this Contract; or (iii) any other circumstance not attributable to the Contractor, such as delays by the respective administrative entity.

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The Owner agrees to cooperate with the Contractor in all respects needed for purposes of the application or the procurement of ***.  Further, the Owner agrees to inform the Contractor as soon as possible of any communication, request or requirement received from a competent administrative authority relating to the application for approval of the Final Start-up Certificate.

In any case, even in the event that the application for the Final Start-up Certificate with respect to all of the Solar Facilities and the Electrical Infrastructure has not been presented prior to the Delivery Deadline and, without prejudice to the foregoing, both Parties agree to use their best efforts and to provide all cooperation necessary to obtain the Final Start-up Certificate prior to September 29, 2008.

 6.7         Training of the Owner’s Personnel

The Contractor must adequately and sufficiently train the Owner’s personnel to efficiently operate the Solar Park in all respects.  Such training must be provided by the Contractor during the four week period prior to the issuance of the Provisional Acceptance Certificate for the Solar Park and shall have a maximum duration of five (5) Business Days. The personnel designated by the Owner to receive such training shall not exceed five (5) individuals.

 6.8           Designation of Project Director

(1)
The Contractor shall name a Project Director with an officially recognized technical degree and relevant industry experience with similar projects.  The appointment of the Project Director must be submitted to the Owner for approval. The Owner may not reject a proposed candidate without just cause.

(2)
The Project Director shall be responsible for overseeing proper performance of the Work and for directing, managing, and supervising all of the activities necessary for the implementation of the services agreed to by the Contractor in accordance with the terms and time periods specified in this Contract.  Further, the Project Director shall be the principle contact between the Contractor and the Owner during the term of this Contract.

(3)
Without prejudice to the foregoing subsection, in accordance with the terms of this Contract and applicable law, the Contractor shall be responsible for the actions of the Project Director and any and all consequences arising from such actions.

 6.9         Taxes and Import Duties

The Contractor agrees to pay all taxes, including all expenses, interest and surcharges relating thereto, applicable to the supply, manufacture, transportation, services, sales and other services for which the Contractor is responsible under this Contract, except with respect to those whose payment is expressly attributable to the Owner.

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6.10        Intellectual and Industrial Property Rights

All of the drawings and designs that the Owner has prepared or supplied to the Contractor, and all of the patents, copyrights, design rights and other intellectual and industrial property rights thereto shall be the property of the Owner.

The Contractor, in turn, grants to the Owner, as part of the Contract Price and at no additional cost, an irrevocable license, not transferable to third parties (except in conjunction with all of the rights and obligations of the Owner under this Contract), and free of any royalties, to use in the Solar Park (and therefore, in no other project) the creations, plans, drawings, specifications, documents, procedures, methods, products, inventions prepared or developed by the Contractor under this Contract, in all cases, subject to any restrictions imposed on such intellectual or industrial rights by third parties. The Contractor represents and warrants to the Owner that the same are owned by the Contractor or that the Contractor has sufficient legal rights to use the same for such purpose. Should any claim or action be brought by a third party alleging an infringement of any intellectual or industrial property right granted by the Contractor to the Owner hereunder, the Contractor shall indemnify the Owner for all liabilities and damages (including costs and expenses) that may arise as a consequence of such infringement of third parties' rights, claim or actions arising there from.

6.11	Cooperation

The Contractor undertakes to provide to the Owner all of the cooperation that the latter may reasonably request in connection with the implementation of the project for the construction of the Solar Park and compliance with the Owner’s obligations as specified in this Contract, and to submit to the Owner all of the documentation or information that the Owner may reasonably request in connection with the Work and that is available to the Contractor.

7.	OBLIGATIONS OF THE OWNER

The Owner undertakes to comply with the obligations set forth in this Contract, those resulting from good faith, and those resulting from the applicable laws and regulations, including, in particular, the following:

(i)	To comply with its payment obligations under this Contract;

(ii)
To provide to the Contractor, its Subcontractors and employees, during the effective term of this Contract, access to the Site to fulfill their contractual obligations, including appropriate access to highways and access roads to perform the Work. For these effects, the Owner will execute, at its cost and expense, agreements with landowners that procure all necessary easements or land use rights;

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(iii)
Subject and without prejudice to the obligations of the Contractor under Clauses 6.6 and 2.2 of his Contract, the Owner shall negotiate and obtain, at its own cost and expense, the permits required for Final Start-Up and operation of the Solar Park, including the Final Start-up Certificate. Specifically, with respect to the joint application procedure referred to in Clause 6.6 of this Contract, the Owner agrees to provide all documentation and information required to apply for the definitive registration of the Solar Facilities and the Electrical Infrastructure with the Administrative Register of Solar Facilities Producing Power within the Special Regime, in accordance with the terms of Section 12 of RD 661, upon the terms of such Clause 6.6;

(iv)	To cooperate with the Contractor, to the extent necessary, in order to avoid any impact on the Implementation Schedule or in the performance of the works by the Contractor;

(v)	To appoint a project coordinator to act on behalf of the Owner in the performance of matters associated with the Contract and who must possess sufficient powers to represent the Owner;

(vi)
The Owner undertakes to provide to the Contractor all of the cooperation that the latter may reasonably request in connection with the implementation of the Work and compliance with the Contractor’s obligations under this Contract.  The Owner shall submit to the Contractor all documentation or information that the Contractor may reasonably request in connection with the Solar Park and that is available to the Owner.

8.	GUARANTEES

8.1	Solar Module Degradation Guarantee

The Contractor guarantees the durability of the solar modules during the Guarantee Period, in accordance with the schedule of guarantees made by the manufacturer of the modules set forth on Annex 6 of this Contract.  Upon expiration of the Guarantee Period, the Contractor undertakes to assign to the Owner its rights under the module supplier guarantees through the remainder of the 25-year useful life of the modules.

8.2	Solar Module Capacity Guarantee

(1)
The Contractor guarantees that the total peak capacity of the Solar Park is equal to or higher than the contracted capacity of 2,962.5 kWp (which will be confirmed by the manufacturer’s photoflash certificates). In addition, all certificates for each module shall be within the rated peak capacity margin of ***% and all aggregate certificates for each of the Solar Facilities shall be within the rated peak capacity margin of ***% (although the Solar Park aggregate can only have a margin with respect to the above referenced peak capacity of ***%, in which case the Contract Price shall be reduced proportionately in accordance with the final reduced peak capacity and the corresponding amount of the final Payment Milestone contemplated in Clause 4.2 reduced accordingly).

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(2)
In the event that (i) the total sum of the certificates is less than the contracted 2,962.5 kWp (unless it is within the permitted margin for the Solar Park pursuant to subsection (1) above), or (ii) the certificates do not comply with the above referenced margins, the Contractor shall replace, at its expense, solar modules as needed to increase the total peak capacity of the Solar Park to the minimum permitted under subsection (1) above, or those modules whose individual capacity is inferior to the aforementioned tolerance.

(3)
If, as of the date set forth in Clause 14.1(1)(i), the sum of the manufacturer’s photoflash certificates demonstrate the peak capacity of the Solar Park is less than the referenced total peak capacity (unless it is within the permitted margin for the Solar Park set forth in subsection (1) above), the Owner may terminate the Contract for Contractor breach in accordance with the terms of Clause 14.1, and pay the indemnity set forth in such Clause.

(4)
The Owner reserves the right to perform capacity tests on the solar module samples that have been provided at the CIEMAT, CENER or IFE-Frauhofer laboratories, in accordance with the applicable IEC (International Electrotechnical Commission) standard in order to confirm their compliance with the capacity specified by the manufacturer and guaranteed by the Contractor. The results thereof shall be binding on the Parties. In the event that such results confirm that the capacity of the modules does not fall within the tolerance guaranteed by the Contractor, the Contractor shall bear the costs of such tests and shall immediately replace the entire batch of modules corresponding to the tested samples, except to the extent that the modules failing the capacity test can be identified, in which case, only those modules shall be replaced.

8.3	Design, Assembly and Performance Guarantee. Materials Quality Guarantee.

8.3.1	Design, Assembly and Performance Guarantee

(1)
The Contractor guarantees during the Guarantee Period that the procedures followed for the design of the facilities and for the performance of the work are of the required quality and conform to the specifications contained in this Contract.

(2)
The Contractor is obliged to repair or, if necessary in its opinion, to supply totally new, and reinstall free of charge to the Owner, those parts or components of the facilities included in the Scope of Work that fail during the Guarantee Period due to design, assembly or performance defects.

(3)	The provisions of subsections 8.3(2) to (8) below with respect to the Materials Quality Guarantee shall apply, mutatis mutandis, to the guarantee provided under this subsection.

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8.3.2	Materials Quality Guarantee

(1)
The Contractor guarantees that all the materials and components used in the manufacture, assembly and Start-up of the Solar Park are of the required quality and conform to the specifications for the equipment and the technical documents contained in the Annexes to this Contract.  The Contractor further guarantees a minimum stock of spare parts to the Owner in accordance with the terms of Clause 6.3 and Annex 5 of this Contract.

(2)
The materials quality guarantee will enter into force on the date of issuance of the relevant Solar Park Provisional Acceptance Certificate and shall remain in force until the Solar Park Final Acceptance Certificate is signed. If the Solar Park or a portion thereof, cannot be commercially operated during the Guarantee Period for reasons attributable to the Contractor, the Guarantee Period shall be extended (only as regards the affected facilities) for a period equal to the period during which the corresponding facilities are not operating.  For this purpose, the parties shall record in writing the periods during which operation is suspended and the corresponding extensions of the guarantee.

(3)	During the Guarantee Period, the Contractor is required, in its discretion:

a)	To replace any material and equipment that do not comply with what was agreed upon or required pursuant to this Contract, or that are inadequate or of a deficient quality; and

b)
To adjust, repair or replace any equipment exhibiting any design, materials, manufacturing, operation, or performance defect. If a Systemic Defect exists with respect to any equipment or components supplied under this Contract, the Contractor shall carry out, at its expense, the redesign and/or modifications necessary to cure such problem in accordance with the Owner’s requirements.

(4)
The adjustments, repairs or replacements must be performed within the shortest period that is reasonably possible (and, in any event, no later than fifteen (15) days from the time the defect is detected), in a manner that is least prejudicial to the Owner and taking all action needed to cause the least possible harm to the operation of the overall facilities of the Solar Park.

If the Contractor fails to make the above-mentioned adjustments, repairs, or replacements within the period established in this Clause, the Owner shall so inform the Contractor and shall grant the Contractor a period of five (5) days to complete any such adjustments, repairs or replacements. If the Contractor fails to make the above-mentioned adjustments, repairs, or replacements within such period, the Owner may do so itself or through third parties at the Contractor's expense, which action shall not entail forfeiture of the quality guarantee provided by the Contractor under this Clause. The Contractor shall be also required to pay to the Owner the direct expenses paid to the above-mentioned third parties for such purpose.

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(5)
Repairs, adjustments, alterations, replacements or maintenance that may be necessary because of the normal wear and tear of on the facilities provided under this Contract or caused by misuse or negligent use of the equipment by the Owner or by third parties (other than the Contractor or its Subcontractors) or because of the use of the equipment supplied to Owner in a manner that does not conform to the technical specifications, are all excluded from the scope of the guarantee.  For clarification purposes, it shall be understood that the Owner (or third parties acting on its behalf) has used equipment in the intended manner when such use conforms to the operation and maintenance manuals delivered to the Owner by the Contractor pursuant to this Contract.  This guarantee may not be enforced in the event of the inaccessibility of the Site, provided that the Contractor has notified the Owner of the existence of such inaccessibility, or, in the events of Force Majeure (for such time as exist the circumstances preventing the provision thereof).

(6)
The obligations arising from the guarantee set forth in this section shall be fulfilled by the Contractor at its sole cost and expense and free of any charges or expenditures by the Owner, and the Contractor shall bear the expenses arising as a result thereof for the Owner, such as demolition and disassembly, construction, carting, insurance and packaging for returned materials and their replacement, assembly and supervision, taxes and the like.

(7)	All repaired or replaced material shall carry a new guarantee period of the following duration from the date of repair or replacement:

(i)	if repaired, *** (***) months or the time remaining until the issuance of the Solar Park Final Acceptance Certificate, whichever is longer; and

(ii)	if replaced, *** (***) months or the time remaining until the issuance of the Solar Park Final Acceptance Certificate, whichever is longer.

(8)
The Contractor guarantees the availability of spare parts for the modules, inverters and solar trackers during the Guarantee Period and during the entire useful life of each Solar Facility, in the latter case provided the Maintenance Agreement remains in force. The Contractor shall provide such guarantee on the following terms:

(i)
With respect to the module, inverter or solar tracker spare parts that are manufactured by the Contractor or by companies of its group (currently headed by Sunpower Corporation), the Contractor shall ensure that such spare parts continue to be manufactured or, in the event that the Contractor or the companies of its group do not manufacture spare parts identical to those already installed, that spare parts for modules, inverters or solar trackers of similar characteristics (and, in the case of modules, of equal or greater capacity) are available, provided they do not entail a reduction in the guaranteed performance of the Solar Park.

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(ii)
With respect to the module, inverter or solar tracker spare parts that are not manufactured by the Contractor or by companies of its group, the Contractor shall use reasonable efforts to (a) cause the respective suppliers to continue to manufacture such spare parts or other spare parts with similar characteristics (and, in the case of modules, of equal or greater capacity), provided they do not entail a reduction of the guaranteed performance of the Solar Park, or (b) obtain such spare parts with similar characteristics from other vendors with technical capabilities that are at least similar to the original ones.  Should the Contractor become aware that an original vendor intends to stop manufacturing such spare parts, it shall so notify the Owner so that the Owner may order, through the Contractor, the spare parts it deems appropriate, provided they are available on the market.

Such spare parts will be supplied at the Owner’s request at the market prices prevailing from time to time (which shall be paid by the Owner) and within such reasonable period as the Parties agree, taking into account the characteristics of the requested spare part.

8.4	Solar Park Production Guarantee.

(1)
The Contractor guarantees to the Owner that the aggregate electric output of the Solar Park during each of the *** periods included in the Production Guarantee Period shall reach the PR guaranteed pursuant to Annex 10 (the “Guaranteed PR”), for each determined irradiance and temperature condition, and that in no event shall it fall beneath the PR minimum set forth in such Annex (the “Minimum PR”).

In the event of a partial termination of the Contract in accordance with the provisions of Clause 14.1, the Guaranteed PR and the Minimum PR shall be applied to the electric output of the Solar Facilities that were not rejected by the Owner.

(2)
A Production Test shall be performed at the end of each *** period dividing the Production Guarantee Period in order to confirm the electrical output.  For these purposes, within the forty-five (45) days prior to the termination of the *** period following the commencement date of the Production Guarantee Period, and within the forty-five (45) days prior to the termination of the Production Guarantee Period, the Contractor shall notify the Owner of such circumstance so that the Parties may agree upon a date the perform the Production Tests for the corresponding *** period (which, in no event may be later than the date which is fifteen (15) Business Days following the date of termination of the period which is *** following the commencement date of the Production Guarantee Period or the termination date of the Production Guarantee Period, as applicable). The following shall apply to the results of the Production Tests for the Solar Park:

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(a)
If the actual measured output of the Solar Park is less than the Guaranteed PR for the corresponding *** period (as such term is defined in Annex 10) but is greater than the Minimum PR for such period, the Contractor shall pay to the Owner the penalties set forth in Annex 10, up to a maximum of ***% of the Contract Price.

(b)
If the actual measured output of the Solar Park is less than the  Minimum PR for the corresponding *** period,  the Owner may elect to: (i) return the entire Solar Park to the Contractor (or the part thereof that was not rejected in the event of a partial termination in accordance with the terms of Clause 14.1), the Contractor then being obligated to return the entire Contract Price paid by the Owner pursuant to this Contract and to indemnify the Owner for damages pursuant to Clause 14.1(5), or (ii) return the Solar Facilities causing the failure to achieve the Minimum PR to the Contractor, the Contractor then being obligated to return the portion of the Contract Price corresponding to such Solar Facilities and to indemnify the Owner for damages pursuant to Clause 14.1(5) that correspond to the returned Solar Facilities.

(3)
If the Guaranteed PR is reached in the Production Tests for each *** period, or if the Contractor shall have paid the required penalties for achieving an output between the Minimum PR and the Guaranteed PR, the Parties shall execute a certificate of agreement.  The execution of such certificate corresponding to the second *** period for the Guaranteed Production Period shall grant the Contractor the right to require the Owner to return the Guarantee Bond in force at the time and replace the same with a new Guarantee Bond in an amount equal to ***% of the Contract Price.  The same provisions of this subsection shall also be applied to the Solar Facilities, if any, that the Owner did not return in accordance with subsection 8.4(2)(b).

(4)
The Contractor shall not be responsible for breach of the guarantees in the event that such failure was caused by the circumstances described in Clause 8.3.2(5) above or by excessive failures of the grid coupled with the disconnection of the inverters for exceeding the conditions detailed in their technical specifications.

Further, in the event that a Systemic Defect arises during a Production Guarantee Period, the data from the Solar Park as a whole shall not considered for purposes of the Production Guarantee during the time the Contractor is replacing the equipment affected by such Systemic Defect, up to a maximum of three (3) months.  Thus, in the event that the Contractor takes more than three (3) months to replace the Solar Park equipment affected by a Systemic Defect, only that three (3) month period shall remain in the Production Guarantee Period. For this purpose, the parties shall record the suspension periods and corresponding extensions of the Production Guarantee in writing.

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For clarification purposes, the appearance of a Systemic Defect shall obligate the Contractor to replace all equipment of the same model and manufacturer, regardless of whether they have manifested such defect at the time of their replacement.

8.5	Bonds

(1)
On the Condition Satisfaction Date, the Contractor shall deliver to the Owner the Performance Bond, as per the form attached hereto as Annex 7, in an amount equivalent to ***% of the Contract Price. The Performance Bond shall guarantee the performance by the Contractor of any payment obligation for which the Contractor is responsible from the commencement of the Work until the date of execution of the Solar Park Provisional Acceptance Certificate (for any reason, including but not limited to the return of the amounts paid by the Owner, under this Contract, penalties or compensation for damages and losses, including the performance by the Contractor of its obligations during the portion of the Guarantee Period prior to the execution of the Solar Park Provisional Acceptance Certificate).

(2)
As a requirement for the execution of the Solar Park Provisional Acceptance Certificate, the Contractor shall deliver to the Owner the Guarantee Bond (in exchange for the return of the Performance Bond by the Owner), in an amount equal to ***% of the Contract Price. The Guarantee Bond shall conform to the form attached hereto as Annex 7 and shall guarantee the Contractor’s compliance with its obligations during the Guarantee Period (beginning from the execution of the Solar Park Provisional Acceptance Certificate). However, once the Performance Tests corresponding to the second *** period of the Production Guarantee Period have been performed and the written agreement referred to in Clause 8.4(3) has been executed, the Contractor shall have the right to replace the Guarantee Bond delivered to the Owner with a new Guarantee Bond in an amount equal to ***% of the Contract Price.

(3)
The Performance Bond and the Guarantee Bond shall be issued by a financial institution with a minimum “A” rating by Standard & Poor’s Corporation or the equivalent from Moody’s Investors Services Inc., and shall be enforceable, in whole or in part, on demand by the Owner, in the event of the Contractor’s breach of its obligations under this Contract.

(4)
The delivery of the bonds provided under this section shall in no way limit the Contractor's liability under this Contract, as the bonds only constitute a means to guarantee the performance of the obligations assumed by the Contractor.

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(5)
If the Contract Price is amended pursuant to Change Orders, the Contractor must update the amount of the Performance Bond. To such end, the Contractor must deliver to the Owner (within fifteen (15) Business Days following the execution of the corresponding Change Order), the bonds in the updated amount, in the form attached hereto as Annex 7.

9.	FINAL ACCEPTANCE OF THE SOLAR PARK

(1)
Within forty-five (45) days prior to the passage of *** from the date on which the Solar Park Final Start-Up Certificate has been obtained, the Contractor shall give notice thereof to the Owner in order for both Parties to agree upon a date to analyze the status and condition of the Solar Park (which shall not occur later than the Guarantee Period expiration date).

(2)
If such inspection does not reveal the presence of defects, the Parties shall proceed to execute the Final Acceptance Certificate, at which time the Owner shall return the Guarantee Bond to the Contractor.

(3)
If such inspection finds that defects are present that affect the Contractor's obligations during the Guarantee Period, the Parties shall sign a certificate specifying the defects, if any, that must be corrected within a period of forty-five (45) days of the date of execution of the corresponding certificate, or within such shorter period that the Parties may agree upon.

Once such defects have been corrected by the Contractor within the specified period, a new inspection shall be performed, and if the defects have been remedied, the Parties shall proceed to execute the Final Acceptance Certificate, and the Owner shall return the Guarantee Bond to the Contractor.

10.	OWNERSHIP OF THE FACILITIES AND TRANSFER OF RISK

(1)
The Owner and the Contractor expressly agree that the actual transfer of ownership of the facilities and equipment covered by this Contract will be made, for all contractual purposes, when each of the same shall have been paid for in full by the Owner. With respect to the solar modules, module supports and trackers, ownership thereof will be transferred to the Owner upon payment of the respective invoice as provided in Clause 4, whereupon the Owner will become the owner of the solar modules, the module supports and the trackers included in such invoice.

(2)
Without prejudice to the foregoing, or to the Contractor’s obligations during the Guarantee Period, the possession and the risk of loss of the same shall not be transferred to the Owner until the execution of the Solar Park Provisional Acceptance Certificate.

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(3)
Until the execution of the Solar Park Provisional Acceptance Certificate, the Contractor must repair or replace, at its own expense, any equipment, facility or portion of Work that is lost or damaged.  Further, the Contractor must assume responsibility for the care and security of the Site and assume responsibility for any loss, theft or damage that may occur with respect to the Contractor’s materials or machinery or the equipment delivered pursuant to this Contract.

11.	INSURANCE

(1)
At all times during which the Contractor continues performing work under this Contract, the Contractor, at its own cost and expense, shall take out and maintain in force the insurance described below with well-known and solvent insurance companies that are legally authorized to issue policies in Spain, on terms and conditions of coverage satisfactory to the Owner and the Insurance Advisor:

a)	Occupational Accidents or Social Security Insurance for all its own personnel or for the personnel of the Subcontractors as is legally required during the effective period of the Contract.

b)
Mandatory Civil Liability Insurance and Voluntary Civil Liability Insurance for the Circulation of Vehicles and Machinery, pursuant to the limits and conditions mandated by the Legislation in force during the effective period of the Contract.

c)	Civil Liability Insurance covering all activities of the Contractor and the Subcontractors necessary to complete the Work, with a limit of not less than €1,500,000 per occurrence.

d)	Transportation Insurance covering the transportation of material and machinery to the Site, with a limit of not less than the aggregate value of the transported goods.

e)
All-Risks Construction and Assembly Insurance, which will specifically include theft and vandalism at the Site, from the unloading of the material at the Site until the transfer of ownership of the Solar Park, including the testing period and covering a maintenance period of not less than 12 months, with an insured amount not less than the Contract Price.

f)	Any other mandatory insurance.

(2)
The contracting of insurance provided in this clause shall in no event limit the liabilities of the Contractor under this Contract. Additionally, the amounts established as an insurance deductible in each of the insurance policies shall be borne by the Contractor, unless the loss is attributable to the Owner.

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(3)
The Owner may require that the Contractor deliver documentation evidencing the contracting of the insurance set forth under this Clause to verify compliance therewith and/or for verification by the Insurance Advisor, and the Contractor undertakes to make such documentation available to the Owner as soon as possible.

12.	FORCE MAJEURE

(1)	Neither Party shall be deemed liable for the breach of any of its obligations to the extent that the performance of such obligations is delayed or becomes impossible as a consequence of Force Majeure.

(2)
For the purposes of this Contract, events of Force Majeure shall be deemed to be the events described in Article 1105 of the Civil Code, provided that they actually prevent compliance by the party invoking it from complying in whole or in part with its obligations under this Contract. The Parties expressly agree that the discovery of archeological ruins at the Site shall be considered an event of Force Majeure for purposes of this Contract (without prejudice to the changes, if any, that the Parties may agree to in accordance with subsection (11) below and the consequences set forth therein). By way of example and not limitation, the Contractor may not invoke the following as an event of force majeure:

(i)	Meteorological conditions or phenomena that could have been reasonably foreseen by experienced contractors operating at the Site.

(ii)	Delays or failures in obtaining materials or labor that are foreseeable or avoidable in advance.

(iii)	Delays by any Subcontractor, unless such delays are based on any of the events specified in this clause.

(iv)	Strikes or labor conflicts affecting the Contractor or the Subcontractors, unless they are national, sector-wide or local in scope.

(3)
The Party affected by Force Majeure shall give written notice to the other Party as soon as possible within a maximum period of forty-eight (48) hours from the day on which such Party became aware thereof, attaching to such notice all available documents evidencing the event that is deemed to amount to Force Majeure, the measures taken up to such point in time, and an estimation, if possible, of the expected duration thereof and its impact on the Work

(4)
The performance of the obligations affected by an event of Force Majeure shall be suspended for the duration of such event, the Parties not being entitled to damages as results of such events of Force Majeure.

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(5)
If the Work is affected by the event of Force Majeure and the Contract is suspended for more than one hundred eighty (180) days, either of the Parties may seek termination of the Contract, with the consequences provided in Clause 14.3.

(6)
After cessation of the event of Force Majeure, the Parties shall agree upon the corresponding extension of deadlines (in all cases in light of the duration of the event of Force Majeure and the mobilization periods), or, if applicable, the measures that must be adopted to recover, in whole or in part, the time lost so as to preserve such dates, if possible. The contractual obligations not affected by Force Majeure must be met within the deadlines that were in force prior to the occurrence of the event of Force Majeure.

(7)
In any event, upon cessation of the event of Force Majeure, the Parties shall take all reasonable measures within their power to resume performance of the obligations under the Contract under optimal conditions and with the least possible delay.

(8)
The expenses incurred as a consequence of the repair, replacement or adjustment of the items damaged by the events of Force Majeure shall be borne by the party bearing the risk of loss for such elements at the time of occurrence of the event of Force Majeure.

(9)
In the event that an event of Force Majeure prevents a Party from complying with a payment obligation required by the Contract, such payment obligation shall not be waived and the other Party may suspend performance of its obligations under the Contract.  Such occurrence shall not give either Party a right to indemnification for damages, without prejudice to any interest for delay in payment that might apply.

(10)
The Party claiming the Force Majeure event shall immediately notify the other Party of its cessation.  Within seven (7) calendar days following the cessation of the Force Majeure event, the Parties shall meet to agree and assess the effects that such situation caused.  Such agreement shall be documented in a certificate signed by both Parties describing the changes to the contractual conditions.

(11)
In the event that archeological ruins are discovered at the Site, but the Work may be continued by reducing the size of the Solar Park, the number of Solar Facilities, or by implementing a reconfiguration of the technical configuration of the Solar Park, the Parties shall meet to agree on such changes and shall execute a certificate describing the changes to the contractual conditions.  In any event, if the change entails a reduction in the capacity of the Solar Park, or in the number of Solar Facilities, thus requiring a reduction of the Contract Price, the Owner shall have the right to withhold from the remaining Payment Milestones payable after the change, the portion of the Contract Price previously paid by the Owner that corresponds to the Solar Facilities or the equipment affected by the reduction and which, consequently, were not delivered by the Contractor under this Contract.

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13.	SUSPENSION OF THE WORK

13.1	Suspension by the Owner

(1)	The Owner may at any time give written notice to the Contractor ordering the immediate suspension of the Solar Park, in whole or in part, for any of the following reasons:

a)
If the Contractor is performing the Work in a defective or inappropriate manner, or not adhering to uses and practices customary for projects of this type or as established under this Contract, provided that the Contractor does not cure such defects within a reasonable period granted by the Owner.

b)
If the means and methods used by the Contractor are not appropriate to ensure the performance of the Work in accordance with safety standards, avoiding damage to people and things, provided that the Contractor does not cure such defects within a reasonable period granted by the Owner.

c)
If the means and methods used by the Contractor are not appropriate to ensure the performance of the Work in accordance with quality control requirements, provided that the Contractor does not cure such defects within a reasonable period granted by the Owner.

d)
If the Contractor fails to comply with the instructions issued by the Governmental Authorities for the execution of the Work, to the extent that this may affect the authorizations granted or requested or the successful achievement of the purpose of the Contract.

e)	By unilateral decision of the Owner.

(2)
The order providing for the suspension of the Work shall specify in writing the portion thereof that is being suspended, the grounds for suspension, the effective date of suspension and the date provided for the resumption of the Work (if applicable).

(3)
In all the cases provided in subsection (1) above, except for the ones mentioned in subsection (e), the suspension shall last for all the time required and until the Contractor cures the circumstances that gave rise to the suspension of the Work. Additionally, in none of such cases shall the Contractor be entitled to any additional payment whatsoever or to the extension of the periods provided in the Implementation Schedule, except in the case mentioned in subsection (e), where the Contractor shall be entitled to an extension of the deadlines provided in the Implementation Schedule for a period at least equal to the suspension period and to be compensated for the costs resulting from the repair, replacement or adjustment of the items damaged during the suspension period and the costs arising from the suspension and resumption of the Work.

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(4)
If the suspension lasts for a period in excess of one hundred and eighty (180) days, and the reasons are not attributable to the Owner, the Contractor shall reserve the right to terminate the Contract upon the terms of Clause 14.1.

13.2	Suspension by the Contractor

(1)
The Contractor shall be entitled to temporarily suspend the Work as provided under this Contract, applicable law and in the event that the Owner incurs a delay in excess of thirty (30) days in the payments owing to the Contractor, as regards the expiration dates of the relevant invoices (except in the case of the works relating to a Payment Milestone disputed in accordance with Clause 4.3 (3)).  In such event, the Owner shall pay to the Contractor its expenses arising from the suspension (including the costs resulting as a consequence of the repair, replacement or adaptation of the damaged elements during the suspension period and the costs arising from the suspension and resumption of the Work) and the Parties shall agree upon an extension of the deadlines for performance based on the effects of the suspension thereon.

(2)
If the suspension for a cause attributable to the Owner (including the one provided under subsection 13.1(1)(e) above) lasts for more than three (3) months or during several consecutive periods totaling more than three (3) months, the Contractor shall be entitled to terminate the Contract upon the terms of Clause 14.2.

13.3	Suspension by Judicial or Governmental Authority

(1)
In the event of suspension, interruption or stoppage of the Work, in whole or in part, ordered by any judicial or governmental authority, or by the Owner or Contractor following the instructions of any judicial or governmental authority, the financial and contractual consequences of the delay shall be borne by the party that is responsible for performance where the failure to perform or incorrect performance triggered the judicial or governmental action.

(2)
If such suspension, interruption or stoppage does not result from the actions or omissions of any of the Parties, the periods of the Implementation Schedule shall be extended for a period at least equal to the one during which the situation subsisted, and the Owner shall pay to the Contractor the duly verified costs incurred as a result of such interruption. The Contractor undertakes to act diligently to minimize such costs.

(3)
If the suspension ordered by any judicial or governmental order, or by the Owner or the Contractor following the instructions of any judicial or governmental authority, extends for more than six (6) months, either of the Parties will be entitled to terminate the Contract upon the terms of Clause 14.

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14	TERMINATION

14.1	Termination for Causes Attributable to the Contractor

(1)	The Owner may terminate the Contract in the cases authorized by the Law, in the instances provided for in this Contract, or upon the occurrence of any of the following events:

a)
The dissolution or merger (provided it involves a change in control) of the Contractor ***, or when a substantial portion of the assets of the Contractor *** is transferred to another company, provided that such circumstances seriously prejudice the Contractor’s *** capacity to perform the obligations under this Contract;

b)
The voluntary filing by the Contractor of a bankruptcy petition or the allowance of a bankruptcy petition by a third party against the Contractor (or any equivalent action in accordance with the insolvency legislation applicable to the Contractor), or in the case of clear financial difficulties that prevent the Contractor from normally complying with obligations arising under the Contract, unless its obligations are sufficiently guaranteed under this Contract. The occurrence of the same events as regards *** shall also be grounds for termination.

c)	If the Contractor assigns or subcontracts the Contract, in whole or in part, without complying with the conditions set forth in this document.

d)
If the Contractor fails to comply with its obligations involving the contracting and maintenance of the insurance provided under the Contract in a manner that might endanger coverage under the relevant policies.

e)	If the Contractor has been assessed penalties for failure to achieve the Production Guarantee beyond the maximum limits, if applicable, provided under this Contract.

f)
The Contractor has interrupted the Work or a substantial portion thereof or has abandoned the Solar Park for a period exceeding twenty (20) calendar days without the Owner’s authorization, or in the case of interruptions for an aggregate duration of more than thirty (30) days within the same calendar year, provided that the interruptions do not arise from a suspension of the Work provided under Clause 13.2.

g)
If the application for the Final Start-up Certificate has not been filed together with all required in accordance with the terms of Clause 6.6 on or prior to the Delivery Deadline due to causes attributable to the Contractor, although the Owner cannot effect termination for the reason set forth in this subsection with respect to those Solar Facilities or Electrical Infrastructure for which a Final Start-up Certificate would have been obtained prior to September 29, 2008.

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h)
If the Owner has not obtained the Final Start-up Certificate (with respect to one or more Solar Facilities and/or the Electrical Infrastructure) prior to ***, for the reasons set forth in Clause 6.6(2)(ii).

i)	If the Provisional Acceptance Certificate for one or more Solar Facilities or the Electrical Infrastructure has not been issued prior to ***.

j)	***.

k)	***.

l)	If there is any other material breach of the obligations assumed by the Contractor under this Contract.

m)
Any other serious breach of a principal obligation of the Contractor that might affect or prevent the successful conclusion of the Contract, or that is expressly designated herein as grounds for termination.

(2)
Upon the occurrence of any of the above events, the Owner may elect to terminate the Contract, in whole or in part, with respect to the Solar Facilities for which the Provisional Acceptance Certificate of a Facility has not been issued as of the date of notice of termination, or for which the Final Start-up Certificate has not been obtained in the case of subsections g) and h) above (hereinafter, the “Affected Facilities”), except to the extent that the number of Affected Facilities is less than 40% of the total Solar Facilities, in which case the Owner may only terminate the Contract with respect to such Affected Facilities.

However, if the Affected Facilities represent less than 40% of the Solar Facilities, the Owner may elect to terminate the Contract with respect to the entire Solar Park if one of the termination events set forth in subsections a) or b) has occurred and the Owner reasonably believes that such circumstances pose a material prejudice or risk to the performance of the Contractor’s obligations under this Contract during the Guarantee Period.  The foregoing shall not apply if the Contractor has provided equipment guarantees, satisfactory to the Owner, sufficient to ensure proper maintenance and replacement of the Solar Park during the Guarantee Period and the Contractor has assigned such guarantees to the Owner pursuant to the terms of this Contract.

The above shall not prejudice the Owner’s option to return the Solar Park in its entirety upon the occurrence of the circumstance set forth in Clause 8.4(2)(b).

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(3)
Upon the occurrence of any of the above events, the Owner shall give the Contractor a period of thirty (30) days to remedy the event, or any other longer period that may be agreed upon by the Parties. If within such period the Contractor fails to remedy such grounds for termination to the Owner's satisfaction, the Contract shall be terminated (in whole or in part, as applicable).  For clarification purposes, it is noted for the record that in no event will the remedy period provided herein be applicable to the circumstances provided in subsections (1)(b), (e), (f), (g) , (h) and (i) of this Clause.

(4)	In the event of a termination of the Contract (in whole or in part) under this subsection, the following shall occur (without prejudice to the provisions of subsection (6)):

(i)
In the event of partial termination, only as to some Solar Facilities in the Solar Park, the Contractor shall be obligated to return to the Owner the portion of the Contract Price that it charged for the Affected Facilities and shall be obligated to pay indemnification for any damages pursuant to subsection (5) below. The Contractor shall recover ownership of the property comprising such Solar Facilities.

(ii)
In the event of complete termination, the Contractor shall be obligated to return the aggregate Contract Price charged by the Contractor, and shall be obligated to pay indemnification for any damages pursuant to subsection (5) below. The Contractor shall recover ownership of all the property delivered to the Owner.

(5)	Upon the occurrence of either two events described in the preceding subsection, the Contractor shall be obligated to pay indemnification to the Owner for damages, including:

(i)
The Financial Costs associated with the Affected Facilities or the entire Solar Park, as applicable.  “Financial Costs” shall be understood to mean all costs, expenses, fees (whether up-front, early termination or of any other type) and interest paid by the Owner in respect of the financing documents entered into by the Owner with the Financial Institutions, including cancellation or breakage fees for any interest rate swap agreements entered into by the Owner with the Financial Institutions.

The Contractor acknowledges the validity of the amount, as determined by the Agent under the financing documents, to be provided in the settlement statement that will be delivered by the Agent to the Owner in which the factors used to calculate the Financing Costs with respect to the Solar Facility or Facilities or the Solar Park, as applicable, will be described.

(ii)
The costs, expenses and damages incurred by the Owner as a result of, or with respect to, the early termination or the breach by the Contractor, duly certified by the Owner, plus an amount equal to *** euros for each Affected Facility (i.e., *** euros in the event of total termination or the amount that corresponds to the Affected Facilities in the event of a partial termination), to cover permitting costs.

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Concurrently with the payments provided for in subsections 15.1(4) and 15.1(5), the Owner agrees to take all necessary actions which are in its control to assign to the Contractor, or its designee, ownership title (free of encumbrances and liens) to the permits and authorizations relating to the Affected Facilities (or the Solar Park in its entirety in the event of total termination), as well as corresponding usage rights (free of encumbrances and liens) to the part of the Site on which such Affected Facilities are located and the contractual rights in those contracts relating to the Solar Park with respect to the Affected Facilities.  For purposes of this paragraph, it shall be understood that the Owner has assigned (free of encumbrances and liens) all permits and authorizations for the Affected Facilities or the Solar Park, as applicable, upon delivery to the Contractor of all documentation required by the Contractor (and which must be contributed by the grantor) to immediately request the approval by the competent administrative entity for the assignment of such permits and authorizations.

In the event that a special purpose entity holds title to such permits and authorizations and usage rights to the Site, the Owner agrees to transfer to the Contractor, free of encumbrances and liens, all shares or participations representing the entire share capital of such special purpose entity (provided that such entity only holds title to the Affected Facilities).

For clarification purposes, in no event shall the above-referenced obligation be construed as an obligation to achieve a specific result, and the Owner does not assume any responsibility in the event that the assignment of the permits and authorizations referred to in the previous paragraph cannot be completed as a result of the failure to receive approval (when necessary) for such assignment from the relevant government administration or entity or the Contractor’s failure to comply with the requirements imposed on the Contractor by the holders of such permits or authorizations.

(6)
Notwithstanding the provisions of subsections (4) and (5), if the Owner had the right to terminate the Contract, in whole or in part, as a result of the failure to achieve Start-up prior to September 29, 2008 for the reasons set forth in subsections 14.1(g) and 14.1(h) above, the Owner may not elect to return the Affected Facilities, if:

(i)
prior to September 29, 2008 the Contractor pays to the Owner an amount that is sufficient to (a) restore the Debt Service Coverage Ratio (as defined in the financing documents referred to in Clause 14.1(5)(i)) to the Base Case (as defined in the financing documents referred to in Clause 14.1(5)(i)) agreed to by the Financial Institutions and the Owner in such financing documents, and (b) cover the loss of profitability for the Owner’s shareholders, taking into account the tariffs which will be received by the Owner from the sale of power from the Solar Park. For such purposes, the Contractor acknowledges and accepts that the amount to be paid to the Owner (for the items set forth in the preceding subsection) will be proposed by the Agent for the Financial Institutions and negotiated between the Owner and the Contractor on the basis of the assumptions in the Base Case developed by the Owner and the Financial Institutions in connection with the financing documents; and

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(ii)	Start-up of the Affected Facilities shall have occurred prior to October 31, 2008.

The Owner may require the return of the Solar Facilities for which the above requirements and Contractor payments have not been met, each in accordance with the provisions of subsection (5) above.

(7)	The Contractor is required to pay the amounts referred to in subsections (4) and (5) above to the Owner within *** days of the date of settlement of the amounts owed.

(8)
In all the foregoing instances, the Owner may, without prejudice to the reservation of rights to take all legal action to which it is entitled for the defense of its rights, adopt any or all of the following measures:

a)
Offset any payments pending in favor of the Contractor by an amount equivalent to the balance in favor of the Owner (returning, in the event of complete termination, the Performance Bond or the Guarantee Bond, as applicable, once such offset has been made).

b)	Enforce the Performance Bond and/or the Guarantee Bond.

c)
Withhold the Contractor’s materials, machinery and items belonging to the Contractor that are in the possession of the Owner, until the Contractor has fully paid all amounts due as a consequence of the termination.

14.2	Termination by the Contractor

(1)	The Contractor may terminate the Contract under the circumstances provided for under applicable law, in this Contract, or upon occurrence of any of the following events:

(i)
The voluntary filing by the Owner of a bankruptcy petition or the allowance of a bankruptcy petition filed by a third party against the Owner, or in the event of patent financial difficulties that would prevent the Owner from normally complying with the obligations arising under this Contract in cases different from the one provided under subsection (ii) below, unless its obligations are sufficiently guaranteed under this Contract.

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(ii)	A delay in payment for a period in excess of sixty (60) days from the date on which payment should have been made.

(iii)
Any other serious breach of a principal obligation of the Owner that might affect or prevent the successful conclusion of the Contract, or that is expressly designated herein as grounds for termination.

(iv)	A suspension of the works and services for causes attributable to the Owner for a period greater than three (3) months.

(v)
The dissolution of the Owner, or if a substantial portion of the assets of the Owner is transferred to another company, and such circumstance seriously prejudices the Owner’s capacity to perform the obligations set forth in this Contract.

(2)
The Contractor shall give to the Owner a period of thirty (30) days to cure the event, or any other longer period that may be agreed upon by the Parties. Such cure period shall not apply if the event giving rise to grounds for termination is one provided for in subsections (i) and (iv) of Clause 14.2(1) above. If the Owner fails to remedy such grounds for termination to the Contractor's satisfaction within such period, the Contract shall be terminated (in whole or in part, as applicable).

(3)	Upon termination of the Contract for any of the foregoing reasons, the Owner must:

(i)	Pay all of the Contractor’s outstanding invoices.

(ii)
Pay to the Contractor the value of the Work performed before termination and which is not yet included in the invoices. Accordingly, the Owner must pay to the Contractor the cost of the equipment already delivered to the Contractor or that it is legally required to accept under the contracts entered into with its suppliers and manufacturers, which shall become the property of the Owner if they had not already become so.

However, the Contractor undertakes to take such actions necessary or appropriate to minimize the costs referred in this subsection. The Contractor shall include the provisions required to that effect in the contracts with suppliers and subcontractors.

(iii)	Pay all duly authenticated damages that are sustained by the Contractor as a consequence of the contractual breach or early termination, including direct demobilization costs.

(iv)	Return to the Contractor the Bonds received from the Contractor.

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(4)
Upon the Owner’s compliance with the conditions set forth in the above subsection, the Contractor shall abandon the Site within a period of thirty (30) days and the Owner may complete the Work by itself or with another contractor, the Owner being entitled to request the Contractor to assign each and every contract signed by the Contractor and its subcontractors  (except contracts entered into for the supply of solar modules, supports and trackers or for the supply of technology and software, which the Owner may not assume). The Contractor is obligated to cooperate in good faith with the Owner to effect such assignments.

14.3	Termination due to Force Majeure

In the event of termination of the Contract due to an event of Force Majeure, the provisions of subsections 14.2 (3) (i), (ii) and (iv) above shall apply.

15.	ASSIGNMENT AND SUBCONTRACTING

15.1	Assignment

(1)
The Contractor may not assign or transfer to third parties, in whole or in part, the economic, commercial or financial rights or credits arising under this Contract, or engage in any other transaction involving any type of disposition, encumbrance, commitment and/or transaction, in whole or in part, regarding such rights and credits, unless it has obtained the prior written approval of the Owner and the Financial Institutions. An assignment to other companies within the Contractor’s group that have the same technical capacity to perform the contractual obligations and that satisfy the requirements of the Direct Agreement is permitted***.

(2)
The Owner may only assign all or a portion of the rights and obligations arising under this Contract in favor of the Financial Institutions in accordance with Clause 17, or to any other third party with the prior written approval of the Contractor.

15.2	Subcontracting

(1)	The Contractor may subcontract the Work, provided the following conditions are met:

(i)
All the subcontracts executed (except the contracts entered into for the supply and manufacture of solar modules, supports and trackers or for the supply of technology and software, which Owner may not assume) and all guarantees obtained from any of the suppliers or Subcontractors may be assigned at the request of the Owner in the event of termination of this Contract. For such purpose, the Contractor irrevocably undertakes to assign to the Owner and the Financial Institutions the rights arising from all the guarantees and subcontracts obtained from Authorized Subcontractors upon the expiration of the Guarantee Period or in the event of termination of the Contract.

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(ii)	The guarantees or subcontracts executed by the Contractor with Subcontractors or suppliers shall be consistent with the terms and provisions of this Contract.

(iii)
The Contractor shall deliver to the Owner, within a reasonable period after the request thereof, a copy without prices or other commercial terms, of all the contracts, agreements and guarantees signed with the Subcontractors (containing the waiver referred to in subsection (3) below)

(2)
In no event shall a contractual relationship be implied among the Subcontractors and the Owner. The Contractor shall remain liable for all of the activities of its Subcontractors and suppliers and for all contractual and labor obligations arising from the performance of their work; as well as for the actions, failures and negligence of any of its subcontractors or suppliers and the agents and employees thereof, under the same terms and conditions as if committed or performed by the Contractor itself, its agents or employees.

(3)
The Owner shall not be liable vis-à-vis any Subcontractor or supplier, or vis-à-vis their employees, for any claims arising directly or indirectly from the Contract. For such purpose, the Contractor undertakes to procure an express and written waiver of the rights conferred by Article 1597 of the Civil Code from each Subcontractor.

16.	LIABILITY AND DAMAGES

(1)
The Parties shall have the obligation to provide indemnification for those damages caused to the other Party as a consequence of the breach of this Contract. The Owner’s approval of the projects, calculations, drawings or other technical documents prepared by the Contractor, or the conduct of inspections or Tests do not release the Contractor from such liability, and do not imply that such liability must be shared by the Owner.

Further, the recommendations made by the Owner or its representatives during the performance of the Contract or on occasion of inspections or Tests shall not give rise to an exemption, mitigation or excuse for the Contractor’s performance under this Contract, except to the extent such recommendations or observations were implemented despite the Contractor’s objection.

(2)
The Contractor shall be liable vis-à-vis the Owner for any loss or physical damage to the equipment, materials or assets owned by the Owner or third parties that is caused by the Contractor through the execution of the relevant Solar Facility Provisional Acceptance Certificate, and thereafter only when the Contractor is within the Site performing the Work, repairs or similar activities and causes the relevant damage.

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If the Contractor fails to hold the Owner or the third parties harmless from the above-mentioned damages, the Owner shall be entitled to redress such damages, deducting the costs of repair from any amounts pending payment to the Contractor, or by enforcement of the Bonds issued pursuant to this Contract.

(3)
By application of Article 1596 of the Civil Code, it is expressly agreed that the Contractor shall also be liable for damages caused by the persons or entities employed by the Contractor in the performance of the Work, whether as employees, technicians, subcontractors or otherwise, from whom the same diligence owed by the Contractor shall be required.

(4)
The Parties expressly agree that in no event will a Party be liable for the so-called consequential or indirect damages, including loss of profits and loss of output, loss of use or loss of any contract or other damages that are considered to be indirect, except for cases involving willful misconduct or gross negligence, and without prejudice to the Contractor's obligation to pay the penalties agreed upon under this Contract.

(5)
The Parties agree that any indemnity received by one of the Parties as beneficiary of any of the insurance taken out by them in connection with the Solar Park will be deducted from the respective claim for damages or, if such indemnity holds the Party in question harmless from the damages sustained, it shall bar such Party from claiming damages and require it to refund the excess, if any.  The Party causing the damages shall bear all deductibles, liability limits and any other deductions affecting the indemnities payable to the damaged Party by the insurance companies providing the insurance in accordance with the provisions hereof.

(6)
The maximum total liability of the Contractor hereunder shall not exceed, in the aggregate, an amount equal to *** (***%) percent of the Contract Price. The foregoing shall not affect to the Contractor’s obligation to make payments under Clause 14.1 in the event of the termination or partial termination of the Contract.

17.	OWNER FINANCING

The Contractor hereby acknowledges as fundamental to this Contract:

(i)	the possibility that the Owner’s rights under this Contract may be fully or partially pledged or assigned as security, in one or successive instances, to the Financial Institutions.

(ii)
the possibility that “direct agreements” that provide the Financial Institutions with “step-in” rights will be executed in the form agreed to prior to the execution of this Contract and which are attached hereto as Annex 9;

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(ii)
the possibility that the right to receive indemnification to which the Owner may be entitled and which arise under the insurance policies purchased in accordance with the terms of this Contract may be pledged or assigned as security to the Financial Institutions (and the essential nature of subscribing the insurance policies upon the terms of the report issued by the Insurance Advisor in accordance with Clause 11);.

(iii)
that the Financial Institutions and their advisors (including the Technical Advisor and the Insurance Advisor and any others) have the right to access the Site in order to inspect the performance of the work contemplated under this Contract, upon the terms contemplated in Clause 6.2;

(iv)
the Technical Advisor’s right to observe all Capacity and Production Tests and the obligation to obtain its prior approval for the issuance of the Solar Park Provisional Acceptance Certificate, each Solar Facility Provisional Acceptance Certificate, the Final Acceptance Certificate and other actions for which the approval of the Technical Advisor is required in accordance with the form of Direct Agreement attached hereto as Annex 9;

(v)	the requirement to obtain the prior approval of the Financial Institutions for any change to the terms of this Contract upon the terms contemplated herein;

(vi)	the Contractor’s obligation to pay any amounts owed to the Owner under this Contract to the account, if any, indicated in writing by the Financial Institutions;

All of the foregoing is without prejudice to the other rights expressly granted in favor of the financial Institutions pursuant to other clauses of this Contract.

18.	CONFIDENTIALITY

(1)
The Parties agree that this Contract and the Annexes hereto, and any written or electronic information or documentation that any of the Parties furnishes to the other for the performance of this Contract (including, without limitation, technical documentation, plans, information, procedures, patents and licenses) are confidential. Therefore, the Parties undertake to keep the information confidential and to refrain from disclosing, providing to third parties or using such information unless such documentation and information (i) is known by the public without any breach of this confidentiality commitment, (ii) has been legally obtained from a third party, (iii) is requested by a judicial or governmental authority, or (iv) the delivery of such documentation and information is made in compliance with any legal obligations enforced upon the disclosing Party.

(2)
The Parties agree that the above shall not apply to any disclosure of information made by any of the Parties to other entities of their Group (within the meaning of Article 4 of Securities Market Law 24/1988 of July 28), regulatory, tax or governmental authorities, and their respective advisors and auditors, internal or external, in relation to the information requested by them for the development of the investigations, assessments and works carried out by them, provided that, in each and every one of such cases, the parties receiving the confidential information have assumed commitments of confidentiality vis-à-vis the disclosing party on terms similar to this one. In this case, such entities, authorities, advisors or auditors shall have free access to the books, files, documents and information held by the requested Party, and prior authorization is therefore not required from the other Parties to furnish information to such entities, authorities, advisors and/or auditors regarding this Contract and the Annexes hereto and any other information or written documentation relating hereto.

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(3)
In particular, the Owner is authorized to transmit information regarding this Contract to the Owner and the Financial Institutions and to those investors with interests in the construction and commercial operation of the Solar Park who reasonably request information with respect to this Contract, provided that they have assumed vis-à-vis the provider of such information confidentiality undertakings upon terms substantially similar hereto.  Further, the Owner hereby authorizes the Contractor to provide such information to the Financial Institutions;

(4)
The confidentiality commitment must be observed until the passage of two (2) years from the date of execution of the Final Acceptance Certificate or any termination of the Contract, regardless of the cause thereof.

19.	NOTICES

(1)	All notices and communications between the Parties for the purposes of this Contract shall be made in writing, by certified mail, fax or courier service, to the following addresses:

To the Contractor:

SunPower Energy Systems España, S.L.
Paseo de la Castellana, 86, 8º
28046 Madrid, Spain
Fax: +34 915644451
Attn: General Manager

With a copy to:
SunPower Systems SA
42-44 Avenue Cardinal Mermillod 1227 Carouge - Switzerland
Fax: +41 22 304 1405
Attn. Marco Antonio Northland

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To the Owner:

Almuradiel Solar, S.L.
Calle Núñez de Balboa, 120, 7º, 28006, Madrid
Fax: +34 91 562 3593
Attn: Juan Carlos Sirviente Rodrigo

With a copy to:
Sylcom Solar
Laguna del Marquesado 10 - N8
28021 Madrid
Attn: Pablo Valera

(2)	The Parties may change the above addresses by written notice to each other given in the form and to the addresses mentioned above.

(3)
Notices shall be deemed received on the third (3rd) Business Day following the dispatch thereof when sent by courier service (unless there is evidence of earlier receipt) or the Business Day following the date on which there is evidence of the receipt thereof in the case of faxes and certified mail.

20	LAW AND JURISDICTION

(1)
This Contract and all issues that may arise between the Parties in relation hereto or in connection herewith shall be exclusively governed by generally applicable Spanish legislation, to which the Contractor and the Owner expressly submit.

(2)
The Parties agree that any litigation, dispute, issue or claim resulting from the performance or interpretation of this Contract, or directly or indirectly related hereto, shall be definitively resolved by arbitration at law before the Civil and Commercial Court of Arbitration (Corte Civil y Mercantil de Arbitraje (CIMA)) of Madrid in accordance with the Procedural Regulations thereof.

(3)
The Arbitral Tribunal shall be composed of three (3) arbitrators appointed from CIMA’s list of arbitrators: one by the Contractor and the other by the Owner, and the two arbitrators so appointed shall appoint the third one, who shall act as chairman of the arbitral tribunal. Should the two first arbitrators fail to reach an agreement on the appointment of the third arbitrator within ten (10) Business Days following the date of acceptance of office by the second arbitrator, such arbitrator shall be appointed by CIMA.

(4)	The arbitration shall be conducted, and the award shall be rendered, in Madrid (Spain) and in the Spanish language.

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(5)	The Parties therefore expressly waive any other jurisdiction to which they may be entitled under Law, and commit to abide by and submit to the arbitration award that may be rendered.

(6)
The Parties expressly waive any other jurisdiction that may apply and submit to the jurisdiction of the Courts and Tribunals of the city of Madrid for any litigation, dispute or claim that by mandate of law may not be resolved by, or submitted to, the arbitration provided under this Clause or, if applicable, for the formalization of the arbitration or the enforcement of the arbitral award.

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In witness whereof, the Parties execute this Contract in two (2) counterparts, each of them being an original and having the same effect, in the place and on the date first set forth above.  It is expressly acknowledged that Mr. Marco Antonio Northland, whose signature appears below, has hereby authorized Ms. Nuria Casellas Cabrerizo, having a National Identity Document (DNI) number 43679456H, to review the pages hereof as evidence of the agreement of the Contractor to the content of this document.

ALMURADIEL SOLAR, S.L.	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.U.

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 ANNEX 1
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ANNEX 2

SCOPE OF WORK.  TECHNICAL SPECIFICATIONS AND SUNPOWER TECHNICAL SPECIFICATIONS

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ANNEX 3

IMPLEMENTATION SCHEDULE

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ANNEX 4

TEST PROTOCOLS

Protocol for tests prior to the provisional acceptance of each Solar Facility and of the Solar Park

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ANNEX 5

MINIMUM INVENTORY AND SUPPLY OF SPARE PARTS

The Contractor must make available to the Owner, pursuant to the terms of Clause 6.3, the following inventory of spare parts:

Part	Units per MW	Total quantity
Mechanical part
Drive bellows boot	0.4	4
Ground braids, torque tube to pier	6	50
Module mounting assemblies	6	50
MC connectors	6	50
Actuator (endless screw)	0.0.4	2
Low voltage
Solar panels	10	100
Orientation motor	0.4	4
GPS + PLC + clinometer	0.4	4
SunPower controller (no housing)	0.4	4
Inverter	0.2	2
Communications card for the inverter	0.4	4
Fuse set for the inverter	0.4	4
Set of overvoltage protective devices for the inverter	0.4	4
DC fuses	6	50
Set of overvoltage protective devices for the junction box	0.4	4
Junction box	0.4	4
Fan unit	0.4	4
Set of sensors for the weather station	0.4	2
Communications
MOXA cards	0.4	2
Routers, switches, hubs, etc.	0.4	2

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ANNEX 6

MODULE DEGRADATION GUARANTEE

The guarantee described in Section 6 of the Technical Specifications, as incorporated into Annex 2.

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ANNEX 7

FORMS OF SURETY BONDS
Form of Performance Bond

[Name of the Bank] (hereinafter, the “BANK”) hereby furnishes to SUNPOWER ENERGY SYSTEMS, S.L.U. with a registered address at [●], recorded in [●] (hereinafter the “Guaranteed Party”) an irrevocable, absolute, guarantee payable on demand to [●] (the “Beneficiary”), guaranteeing the performance of all payment obligations assumed by the Guaranteed Party vis-à-vis the Beneficiary (hereinafter, the “Guaranteed Obligations”) under the Turnkey Construction Contract entered into by and between the Guaranteed Party and the Beneficiary on even date herewith with respect to the construction and start-up of a solar park located in [●] (hereinafter, the “Contract”).

The BANK understands and acknowledges that the right to require the prior exhaustion of the debtor’s assets, the right to require the prior exhaustion of remedies against the debtor, and the benefit of division of the debt (beneficios de excusión, orden y division), or any other rights, powers or exceptions that tend to prevent or delay payment to the Beneficiary of the guaranteed amount shall not be applicable to this Bond, waiving such benefits of the right to require the prior exhaustion of the debtor’s assets, the right to require the prior exhaustion of remedies against the debtor, and the benefit of division of the debt, and any other rights, powers or exceptions to which the BANK may be entitled. Additionally, the BANK shall attend to its payment obligation upon first demand of the Beneficiary, even in the event of objection to payment by the Guaranteed Party.

The Beneficiary may seek payment directly from the BANK to obtain performance of the Guaranteed Obligations. The BANK shall make payment of the amounts claimed under this Bond upon receipt of the timely requests and without requiring the prior enforcement of any other guarantee furnished in relation to the Guarantee Obligations or any other action whatsoever. The BANK shall pay the amounts due on sight, without the need to seek any consent from the Guaranteed Party. The BANK shall be liable vis-à-vis the Beneficiary for up to a maximum amount of [●].

This Bond may be enforced on one or more occasions, up to the maximum amount set forth above.

Consequently, the BANK shall pay to the Beneficiary any amount up to the guaranteed amount within a period of five (5) Business Days from the date payment is requested by the Beneficiary through a written request in which the Beneficiary confirms the existence of a breach and the cause thereof according to the relevant provision of the Contract, without it being necessary for the Beneficiary to submit any additional documentation or evidence whatsoever.

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All sums due from the BANK under this Bond shall be paid net of any indirect tax, withholding or commission and without any type of offset or deduction. If the BANK, in the performance of this Bond, is forced by any rule or governmental or judicial authority to make any kind of offset, tax payment, withholding or deduction from the payments to the Beneficiary, the BANK shall pay to the Beneficiary any additional amount necessary to ensure that the net amount received by the Beneficiary (free of indirect taxes, set-offs, deductions or withholdings) is equal to the amount that the Beneficiary would have received if such set-off, deduction or withholding from the BANK’s payment was not required.

The payment obligations assumed by the BANK under this Guarantee are of a commercial nature and shall not be affected and shall be fully binding in spite of any circumstances or changes that might affect the Contract, the Guaranteed Party or the BANK. In particular, they shall remain in full force even if the Guaranteed Party or the BANK is in bankruptcy, court administration or any other similar situation related to their solvency. Furthermore, the Guaranteed Obligations shall not be deemed satisfied and shall remain in full force and effect if the Beneficiary, for any cause and at any time, is required to return the payments made by the BANK under the Bond. Additionally, the BANK represents that the scope of the guarantee granted under this Bond shall not be modified in any way due to any action that the Beneficiary or the BANK may take with respect to approval of any agreement that might result from the bankruptcy of the Guaranteed Party, the BANK’s obligation remaining unchanged under the agreed terms as if such action did not occur.

This Bond shall automatically expire on the date of execution of the Solar Park Provisional Acceptance Certificate, and in any event, on January 31, 2009, on which date the right to demand payment shall expire.

The terms of this Guarantee may not be unilaterally amended by the BANK, the written consent of the Beneficiary being necessary for such purpose. The Guaranteed Party may assign or pledge this Guarantee in favor of the financial institutions providing the financing for the payments contemplated in the Contracts.

This Guarantee is subject to Spanish Law and the jurisdiction of the Courts of the city of Madrid, and for such purposes the address for notices is established in Madrid at ________________.

This Guarantee has been recorded on even date herewith in the Special Registry of Guarantees of the BANK under No. [l].

In [●], on the [●] day of [●], [●].

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Form of Guarantee Bond

[Name of the Bank] (hereinafter, the “BANK”) hereby furnishes an irrevocable, absolute, guarantee payable on demand to SUNPOWER ENERGY SYSTEMS, S.L.U., with a registered address at [●], recorded in [●] (hereinafter, the “Guaranteed Party”) in favor of [●] (the “Beneficiary”), guaranteeing the performance of all payment obligations assumed by the Guaranteed Party vis-à-vis the Beneficiary (hereinafter, the “Guaranteed Obligations”) under the Turnkey Construction Contract entered into by and between the Guaranteed Party and the Beneficiary on [●] with respect to the construction and start-up of a solar park located in [●] (hereinafter, the “Contract”).

The BANK understands and acknowledges that the right to require the prior exhaustion of the debtor’s assets, the right to require the prior exhaustion of remedies against the debtor, and the benefit of division of the debt (beneficios de excusión, orden y division), or any other rights, powers or exceptions that tend to prevent or delay payment to the Beneficiary of the guaranteed amount shall not be applicable to this Bond, waiving such benefits of the right to require the prior exhaustion of the debtor’s assets, the right to require the prior exhaustion of remedies against the debtor, and the benefit of division of the debt and any other rights, powers or exceptions to which the BANK may be entitled. Additionally, the BANK shall attend to its payment obligation upon first demand of the Beneficiary, even in the event of objection to payment by the Guaranteed Party.

The Beneficiary may seek payment directly from the BANK to obtain performance of the Guaranteed Obligations. The BANK shall make payment of the amounts claimed under this Bond upon receipt of the timely requests and without requiring the prior enforcement of any other guarantee furnished in relation to the Guaranteed Obligations or any other action whatsoever. The BANK shall pay the amounts due on sight, without the need to seek any consent from the Guaranteed Party. The BANK shall be liable vis-à-vis the Beneficiary for up to a maximum amount of [●].

This Guarantee may be enforced on one or more occasions, up to the maximum amount set forth above.

Consequently, the BANK shall pay to the Beneficiary any amount up to the guaranteed amount within a period of five (5) Business Days from the date payment is requested by the Beneficiary through a written request in which the Beneficiary confirms the existence of a breach and the cause thereof according to the relevant provision of the Contract, without it being necessary for the Beneficiary to submit any additional documentation or evidence whatsoever.

All the sums due from the BANK under this Guarantee shall be paid net of any indirect tax, withholding or commission and without any type of set-off or deduction. If the BANK, in the performance of this Guarantee, is forced by any rule or governmental or judicial authority to make any kind of offset, tax payment, withholding or deduction from the payments to the Beneficiary, the BANK shall pay to the Beneficiary any additional amount necessary to ensure that the net amount received by the Beneficiary (free of indirect taxes, set-offs, deductions or withholding) is equal to the amount that the Beneficiary would have received if such set-off, deduction or withholding from the BANK’s payment was not required.

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The payment obligations assumed by the BANK under this Bond are of a commercial nature and shall not be affected and shall be fully binding in spite of any circumstances or changes that might affect the Contract, the Guaranteed Party, or the BANK. In particular, they shall remain in full force even if the Guaranteed Party or the BANK is in bankruptcy, court administration or any other similar situation related to their solvency. Furthermore, the Guaranteed Obligations shall not be deemed satisfied and shall remain in full force and effect if the Beneficiary, for any cause and at any time, is required to return the payments made by the BANK under the Bond. Additionally, the BANK represents that the scope of the guarantee granted under this Bond shall not be modified in any way due to any action that the Beneficiary or the BANK may take with respect to approval of any agreement that might result from the bankruptcy of the Guaranteed Party, the BANK’s obligation remaining unchanged under the agreed terms as if such action did not occur.

This Guarantee shall automatically expire on the date of execution of the Solar Park Final Acceptance Certificate, and in any event, on January 31, 2012, on which date the right to demand payment shall expire.

The terms of this Guarantee may not be unilaterally amended by the BANK, the written consent of the Beneficiary being necessary for such purpose. The Guaranteed Party may assign or pledge this Guarantee in favor of the financial institutions providing the financing for the payments contemplated in the Contracts.

This Guarantee is subject to Spanish Law and the jurisdiction of the Courts of the city of Madrid, and for such purposes the address for notices is established in Madrid at ________________.

This Guarantee has been recorded on even date herewith in the Special Registry of Guarantees of the BANK under No. [●].

In [●], on the [●] day of [●], [●].

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

ANNEX 8

AUTHORIZED EQUIPMENT

Modules:

- Powerlight
- SunPower
- Yingli
- Suntech
- Evergreen Solar
- Sanyo

Trackers:

- Powertracker

Inverters:

- Xantrex
- SMA
- Siemens
- Ingeteam

Medium-Voltage Electrical Power Lines

BICC GENERAL CABLE	(www.bicc.es)
PRYSMIAN CABLES & SYSTEMS (PIRELLI CABLES Y SISTEMAS)	(www.es.prysmian.com)
NEXANS	(www.nexans.com)
SOLIDAL CONDUCTORES ELÉCTRICOS	(www.solidal.pt/)
INCASA	(www.incasa-cables.com)
ECN CABLE GROUP	(www.ecn.es)

Transformer and Sectioning Stations

1.1	Cells

1.1.1	Encapsulated cells:

SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
ORMAZÁBAL Y CÍA	(www.ormazabal.es)
INAEL	(www.inael.com)
IBÉRICA DE APARELLAJES	(www.iberapa.es)
ABB T&D SYSTEMS	(www.abb.com)
AREVA T&D	(www.areva-td.com)
MANUFACTURAS ELÉCTRICAS	(www.me-sa.es)
SIEMENS	(www.siemens.es)
VEI ELECTRIC SYSTEMS	(www.vei.it)

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

1.1.2	SF6-insulated cells and switchgear in metal housings

SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
INAEL	(www.inael.com)
IBÉRICA DE APARELLAJES	(www.iberapa.es)
ABB T&D SYSTEMS	(www.abb.com)
AREVA T&D	(www.areva-td.com)
VEI ELECTRIC SYSTEMS	(www.vei.it)

1.2	Power transformers

SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
ORMAZÁBAL Y CÍA	(www.ormazabal.es)
IMEFY	(www.imefy.com)
ALKARGO	(www.iberapa.es)
ABB TRAFO	(www.abb.com)
SIEMENS	(www.siemens.es)
INCOESA	(www.incoesa.com)
OASA	(www.oasanet.com)
CONSTRUCCIONES ELÉCTRICAS JARA	(www.trafojara.com)
LAYBOX	(www.laybox.com)

1.3	Prefabricated housings

POSTES NERVIÓN	(www.postesnervion.es/)
PREPHOR	(www.prephor.com)
INAEL	(www.inael.com)
ORMAZÁBAL Y CÍA	(www.ormazabal.es)
SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
IBÉRICA DE APARELLAJES	(www.iberapa.es)
AREVA T&D	(www.areva-td.com)

Low-voltage lines

BICC GENERAL CABLE	(www.bicc.es)
PRYSMIAN CABLES & SYSTEMS (PIRELLI CABLES Y SISTEMAS)	(www.es.prysmian.com)
NEXANS	(www.nexans.com)
SOLIDAL CONDUCTORES ELÉCTRICOS	(www.solidal.pt)
INCASA	(www.incasa-cables.com)
ECN CABLE GROUP	(www.ecn.es)
CONTECSA	(www.contecsa-spain.com)
CABELTE	(www.cabelte.pt)
MIGUELEZ	(www.miguelez.com)

Low-voltage panels

1.1	Rectifiers – battery chargers

ZIGOR	(www.zigor.com)
SAFT POWER SYSTEMS IBERICA S.L.	(www.spsi.es)
EMISA - EXIDE	(www.exide.com)
ENERTRON	(www.enertron.net)

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

1.2	Protective cabinets and A.S. auxiliary services control

PROYECTOS MECA	(www.proymeca.com)
CYMI	(www.cymi.es)
ABB SISTEMAS INDUSTRIALES	(www.abb.com)
CUADRELEC	(www.cuadrelec.com)
PMC Ingeniería

1.3	Exterior cabinets

PINAZO	(www.pinazo.com)
ELDON	(www.eldon.es)
HIMEL	(www.himel.com)
RITTAL	(www.rittal.es)

Electrical protective devices

1.1	Indirect and direct protective devices for MV cells

SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
ORMAZÁBAL Y CÍA	(www.ormazabal.es)
ABB T&D SYSTEMS	(www.abb.com)
AREVA T&D	(www.areva-td.com)
SIEMENS	(www.siemens.es)
GENERAL ELECTRIC	(www.GEIndustrial.com)
TEAM ARTECHE	(www.teamarteche.es)
ZIV	(www.ziv.com)

1.2	Direct LV protective devices

SCHNEIDER ELECTRIC (MERLIN GERIN)	(www.merlingerin.es)
MOELLER	(www.moeller.es)
ABB SISTEMAS INDUSTRIALES	(www.abb.com)
GOULD	(www.gould.com)

1.3	Metal-oxide lightning rods

TYCO ELECTRONICS RAYCHEM GMBH	(www.energy.tycoelectronics.com)
IBÉRICA DE APARELLAJES	(www.iberapa.es)
INAEL	(www.inael.es)
ABB	(www.abb.es)
CELSA	(www.celsa.com)

Supervisory System

1.1	PLCs programmable logic controllers

SCHNEIDER ELECTRIC	(www.schneider-electric.com)
BECKHOFF	(www.beckhoff.es)
ROCKWELL AUTOMATION	(www.rockwellautomation.com)
GENERAL ELECTRIC FANUC	(www.gefanuc.com)

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

1.2	Industrial communications

HIRSCHMANN	(www.hirschmann.com)
MOXA	(www.moxa.com)

1.3	SCADA system control and data acquisition platforms

WONDERWARE	(www.wonderware.com)
GENERAL ELECTRIC	(www.gefanuc.com)

1.4	Optical fiber

NEXANS	(www.nexans.com)
CORNING	(www.corning.com)
OPTRAL	WWW.OPTRAL.COM

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

ANNEX 9

FORM OF DIRECT AGREEMENT

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

 DIRECT AGREEMENT

between

 SUNPOWER ENERGY SYSTEMS SPAIN, S.L.U

as Contractor

and

ALMURADIEL SOLAR, S.L.

as Owner

and

CAJA CASTILLA LA MANCHA

as Agent

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

Madrid, on the [●] day of November, 2007.

APPEARING PARTIES

Party of the first part,

(A)	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.U. (the “Contractor”)

Party of the second part,

(B)	ALMURADIEL SOLAR, S.L. (the “Owner”).

Party of the third part,

(C)	CAJA CASTILLA LA MANCHA (the “Agent”).

All of whom are hereinafter referred to collectively as the "Parties."

The persons appearing on behalf of each Party, as well as their powers of representation and corresponding grants of authority are set forth on Annex 1 hereto.

RECITALS

I.	The Owner and the Contractor have executed on even date herewith:

(i)
a “turn-key” construction contract (the “Construction Contract”) for the construction and start-up of a solar park in Almuradiel (Ciudad Real), composed of twenty five (25) solar facilities with a unit capacity at the panels between 115 y 122 kWp y 100 kW at the inverter (the “Solar Park”);

(ii)	a maintenance agreement (the “Maintenance Agreement”) for the performance by Contractor of the maintenance Work relating to the Solar Park.

II.
In order to finance, among other things, the payments that are the responsibility of the Owner under the Construction Contract, the Owner has entered into the following contracts, on even date herewith, registered as public instruments before the Madrid Notary Mr. [●];

(i)	a credit agreement in the maximum amount of [●] euros (hereinafter, the “Credit Agreement” or the “Loan”) with the Agent and [●].

(ii)
an interest rate hedge agreement (CMOF) and its corresponding Schedule with [●], to cover interest rate fluctuation risks relating to the Loan (hereinafter, the master agreement and its Schedule together with the confirmations to be executed in connection therewith, the “Interest Rate Hedge Agreement”).

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[●], together with its successors and assigns with respect to the Interest Rate Hedge Agreement, and the institutions which at any given time make up the credit institutions under the Credit Agreement are hereinafter collectively referred to as the “Financial Institutions.”

III.
To guarantee the Owner’s obligations under the Credit Agreement and the Interest Rate Hedge Agreement (hereinafter, collectively, the “Guaranteed Contracts”) the Owner has granted on even date herewith (among others) a pledge agreement, registered as a public instrument with the Madrid Notary Mr. [●], pursuant to which the rights under the Construction Contract and the Maintenance Agreement (among others) were pledged to the Financial Institutions (the “Pledge”).

IV.
In consideration of the premises, and as a fundamental condition to the execution of the Guaranteed Contracts by the Financial Institutions, the Parties have agreed to execute this Contract whereby the Contractor assumes certain obligations to the Financial Institutions with respect to the Construction Contract, the Maintenance Agreement and the Guaranteed Contracts, as follows.

CLAUSES

1.	DEFINED TERMS

Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed thereto in the Construction Contract.

2.	PLEDGE

(1)	The Contractor hereby pledges all rights to receive payment from the Owner under the Construction Contract and the Maintenance Agreement.

(2)	As a consequence of the foregoing, except in the event of receipt of a written notice from Agent that the Pledge has been cancelled, the Contractor agrees:

(i)
not to convey or create any type of pledge, charge, lien or other security right over the Contractor’s rights to receive payments under the Construction Contract or the Maintenance Agreement, without the express prior written approval of the Agent;

(ii)	not to honor any notice or instruction from the Owner that contravenes or modifies the terms of the Pledge or of this Contract;

*** CONFIDENTIAL MATERIAL REDACTED AND
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(iii)	to immediately notify the Agent of any breach by the Owner of its obligations under the Construction Contract or the Maintenance Agreement;

(iv)
to pay any amounts payable by the Contractor to the Owner under the Construction Contract or the Maintenance Agreement to the Owner’s account no. [●] (the “Principal Account”), or to such other separate account as the Agent and the Owner may jointly specify in writing. The Contractor acknowledges and agrees that a payment made to any other current account or made in any other manner shall not be considered a full discharge for the Contractor;

(v)
upon receipt of written notice from the Agent declaring the enforcement of the Pledge, to deposit or transfer all funds relating to the payment rights under the Construction Contract and/or the Maintenance Agreement in favor of the Agent to the account designated by the Agent in writing.

3.	NOTICE OF EARLY TERMINATION EVENTS. BREACH BY THE OWNER.

(1)
The Contractor agrees to provide notice to the Financial Institutions (through the Agent) of the occurrence of any event of early termination of the Construction Contract and/or the Maintenance Agreement, or of its own intention to terminate either of such Contracts, by sending to the Agent a copy of any notice sent to the Owner (which shall include, at a minimum, the proposed date of termination of the Construction Contract and/or the Maintenance Agreement –subject to the terms of subsection (2) below- and the Contractor’s stated basis for such termination).

(2)
The Contractor acknowledges agrees that it may not, under any circumstances, terminate the Construction Contract or the Maintenance  Agreement without first giving notice to the Agent as provided for in the above subsection, and that, during the period from the Agent’s receipt of such notice until fifteen (15) calendar days from the date on which the Agent received such notice, the Agent may (but is not so obligated), with the prior approval of the Financial Institutions in accordance with the agreed majority voting percentages agreed to among the Financial Institutions, take such measures as are necessary or advisable to cure or eliminate such event of early termination under the Construction Contract and/or the Maintenance Agreement.

4.	CHANGES TO THE CONSTRUCTION CONTRACT AND ACTIONS OF THE TECHNICAL ADVISOR

4.1           Changes and roles with respect to the Construction Contract

The Contractor hereby acknowledges and agrees that:

*** CONFIDENTIAL MATERIAL REDACTED AND
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(i)
it may not agree to any change to the Construction Contract or any Change Order or any other document that contains an agreement to make the changes contemplated by Clauses 2.4(4), 5.1(3) and 6.5(3) of the Construction Contract without receiving the prior approval of the Financial Institutions (the foregoing is without prejudice to the Contractor’s rights under such Clauses);

(ii)
except with respect to the assumed consent contemplated by Clause 4.3 of the Construction Contract, the approval of the Technical Advisor must be obtained in order for the Owner to approve a Payment Milestone contemplated by such Clause;

(iii)
the Technical Advisor must be present to observe the performance of the Performance Tests, the Overall Test, the Production Tests and the inspections required for execution of the Solar Facilities Provisional Acceptance Certificates, the Solar Park Provisional Acceptance Certificate, and the Final Acceptance Certificate, in accordance with the notice periods set forth in Clauses 5.2 (1), 8.4(2) and 9(1) of the Construction Contract. The periods provided for in such Clauses may not begin to run if the Technical Advisor has not been invited to observe within the notice periods provided in such Clauses.  Results of tests and inspections referred to in this subsection that were obtained prior to the expiration of such periods and without the presence of the Technical Advisor shall be invalid. However, the Technical Advisor’s failure to attend despite having been duly invited in the manner and within the notice periods provided for in this subsection shall not delay the periods provided for in the Construction Contract for such tests and inspections, nor shall it invalidate the results of the same;

(iv)
except as provided for in Clause 5.2(4) of the Construction Contract, the execution of the Solar Facilities Provisional Acceptance Certificates, the Solar Park Provisional Acceptance Certificate, and the Final Acceptance Certificate must be accompanied by the approval of the Technical Advisor;

(v)	the Technical Advisor shall have the power the inspect the Site on the same terms, and subject to the same restrictions, to which the Owner is entitled under Clause 6.2 of the Construction Contract;

(vi)	the Technical Advisor must approve quality controls for the solar modules and has the authority to inspect such quality controls in order to confirm its approval; and

(vii)	an order to suspend the Work by the Owner pursuant to Clause 13.1 of the Construction Contract shall not be valid unless it has been countersigned by the Agent on behalf of the Financial Institutions.

*** CONFIDENTIAL MATERIAL REDACTED AND
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4.2           Changes and Actions Regarding the Maintenance Agreement

The Contractor hereby acknowledges and agrees that:

(i)
it may not agree to any change to the Maintenance Agreement or any Change Order or any other document that contains an agreement to make the changes contemplated by Clause 2.4 of the Maintenance Agreement without first receiving the prior approval of the Financial Institutions (the foregoing is without prejudice to the Contractor’s rights under such Clause 2.4);

(ii)	the Technical Advisor must receive the data and registrations at least fifteen (15) calendar days in advance to make the availability calculations referred to in Clause 7 of the Maintenance Agreement;

(iii)
the Technical Advisor shall have the authority to inspect the Site on the same terms, and subject to the same restrictions, to which the Owner is entitled under Clause 4(ii) of the Maintenance Agreement.

5.	CUMULATIVE NATURE OF THE OBLIGATIONS CONTEMPLATED BY THIS AGREEMENT

The rights of the Financial Institutions contemplated in this Agreement are cumulative with the rights of the Financial Institutions under the Construction Contract or the Maintenance Agreement. Therefore, the terms of this Agreement shall not affect the obligation of the Contractor and the Owner to request the consent of the Financial Institutions for such acts that, in accordance with the terms of the Construction Contract and/or the Maintenance Agreement, require the prior consent of the Financial Institutions.

6.	ASSIGNMENTS

6.1           Assignment by the Financial Institutions

This Contract is delivered for the benefit of the Financial Institutions, and therefore inures to the benefit of their successors or assigns permitted under the Guaranteed Contracts. Therefore, in the event of an assignment, in whole or in part, of the interest of a Financial Institution under the Guaranteed Contracts, or the replacement of the Agent under the terms of the Credit Agreement, all references made in this public document to the Financial Institutions and the Agent shall be understood to include reference to their respective successors or assigns. An assignee must present its position to the Contractor and the Owner, upon request, by delivery of a copy of the document through which such assignment or replacement of the Agent is made. However, the Agent must inform the Contractor of its replacement with sufficient advance notice to permit the Contractor to comply with its obligations under the Construction Contract, the Maintenance Agreement and this Agreement.

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6.1           Assignment by the Contractor

The Contractor may not assign its rights or obligations under the Construction Contract or the Maintenance Agreement except in strict compliance with the terms of Clauses 15.1 and 11.1 of the Construction Contract and the Maintenance Agreement, respectively.  However, in the event of an assignment by the Contractor to one of the companies of its Group, under the terms permitted in such Clauses, the Contractor agrees that it shall not effect such assignment unless the assignee concurrently agrees to adhere to the entirety of the Contractor’s responsibilities and agreements under this Agreement.

7.	NOTICES

(1)
Except as otherwise expressly provided for, all notices and communications between the Parties for the purposes of this Agreement shall be made in writing, by certified mail, telegram with confirmed receipt, or for urgent matters, by fax with a confirmation letter to be sent within the following five (5) calendar days.

(2)
All notices, requirements or other communications to the Financial Institutions must be delivered to the Agent (notice to the Financial Institutions shall be considered effective upon receipt by the Agent).

(3)	The Parties designate the following addresses for notice, communications and routine matters:

The Agent:
[●]
Fax:     +34 [●]
Attention: Mr. [●]

The Contractor:
SunPower Energy Systems España, S.L.
Paseo de la Castellana, 86, 8º
28046 Madrid, España
Fax: +34 915644451
Attention: General Manager

With a copy to:
SunPower Systems SA
42-44 Avenue Cardinal Mermillod 1227 Carouge - Switzerland
Fax: +41 22 304 1405
Attention: Mr. Marco Antonio Northland

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The Owner:
Almuradiel Solar, S.L.
Calle Núñez de Balboa 120, 7º, 28006 Madrid
Fax: +34 91 562 35 93
Attention: Mr. Juan Carlos Sirviente Rodrigo

(4)	Any changes to the above addresses must be communicated to the other Parties by certified mail, and shall only take effect as of the date that the other Party receives such notice.

8.	LAW AND JURISDICTION

This Contract shall be exclusively governed by generally applicable Spanish legislation.

The Parties expressly waive any other jurisdiction to which they may be entitled and, without prejudice to applicable law, hereby irrevocably submit to the jurisdiction of the Courts and Tribunals of the city of Madrid.

9.	TERM

This Contract shall remain in full force and effect throughout the term of the Construction Contract and the Maintenance Agreement or until the payment in full of the obligations assumed by the Owner under the Guaranteed Contracts. Upon payment in full of said amounts, the Owner may request that the Agent issue a joint notice to the Contractor confirming payment in full of all obligations assumed by the Owner under the Guaranteed Contracts.

10.	TAXES AND EXPENSES

All fees, taxes and any other costs and expenses arising from the preparation and delivery of this Contract, including the reasonable fees and expenses of legal counsel shall be borne by the Owner.

In witness whereof, the Parties execute this Contract in three (3) counterparts, each of them being an original and having the same effect, in the place and on the date first set forth above.

ALMURADIEL SOLAR, S.L.	SUNPOWER ENERGY SYSTEMS SPAIN, S.L.U.

CAJA CASTILLA LA MANCHA

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ANNEX 10

MINIMUM P.R. AND PENALTIES FOR NON-COMPLIANCE WITH THE PRODUCTION GUARANTEE

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*** CONFIDENTIAL MATERIAL REDACTED AND
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ANNEX 11

GUARANTEED VALUES
***

***

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

ANNEX 12

FORM OF LETTER TO BE SIGNED BY THE AGENT

SunPower Energy Systems Spain, S.L.U.
Paseo de la Castellana, 86, 8º
28046 Madrid, Spain
Fax: +34 915644451
Attn.:  General Manager

 [●] [●], 2007

Gentlemen:

Re: Commercial loan agreement (the “Loan Agreement”) signed by [●] and [●] on [●], converted into a public instrument in the presence of Mr. [●], a notary of Madrid, and recorded in his notarial protocol under No. [●], for the partial financing of (among other things) the payments owed by [●] pursuant to a “turnkey” construction contract signed by such entity with SunPower Energy Systems Spain, S.L.U. on [●] (the “Construction Contract”)

We hereby confirm to you that, pursuant to the Loan Agreement, [●] has obtained from [●] a loan in the total amount of [●] euros, of which sum [●] euros correspond to Tranche A of the Loan Agreement, and [●] euros correspond to Tranche B of the Loan Agreement, with the purpose of such Tranches being to finance, among other things, the Contract Price and the associated VAT to be paid by [●] pursuant to the Construction Contract.

Cordially,

[●]

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***

ANNEX 13

SITE PLAN

*** CONFIDENTIAL MATERIAL REDACTED AND
SEPARATELY FILED WITH THE COMMISSION***